                                 PROSPECTUS FOR
                  FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                               ANNUITY CONTRACTS

                            ------------------------

                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

                            ------------------------

                     CWA VA PREFERRED PLUS VARIABLE ANNUITY
                                   ISSUED BY
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                HOME OFFICE:                          SERVICE CENTER MAILING ADDRESS:
          132 Turnpike Road, Suite                         210 P.O. Box 758550
           Southborough, MA 01772                        Topeka, Kansas 66675-8550
               1-866-297-7531                                 1-800-457-8803

This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL OF YOUR INVESTMENT. REPLACING YOUR EXISTING ANNUITY OR LIFE INSURANCE POLICY WITH THE CONTRACT MAY NOT BE TO YOUR ADVANTAGE. The Contract may not be purchased if any proposed Owner or any proposed Annuitant has attained age 80 on the date of application.

This is a bonus annuity. The overall expenses for the Contract may be higher than the expenses for a similar contract that does not credit a Purchase Payment Bonus ("PPB"). The PPB is paid for with higher withdrawal charges and higher mortality and expense risk charges. Over time, the value of the PPB could be more than offset by these charges. We offer other variable annuities with lower fees. You should carefully consider whether or not this Contract is the best product for you.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS AT THE END OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS DATED APRIL 30, 2012

You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):

GOLDMAN SACHS VARIABLE INSURANCE TRUST(SERVICE SHARES)

- Goldman Sachs VIT Core Fixed Income Fund

- Goldman Sachs VIT Equity Index Fund

- Goldman Sachs VIT Global Markets Navigator Fund

- Goldman Sachs VIT Government Income Fund

- Goldman Sachs VIT Growth Opportunities Fund

- Goldman Sachs VIT Large Cap Value Fund

- Goldman Sachs VIT Mid Cap Value Fund

- Goldman Sachs VIT Money Market Fund

- Goldman Sachs VIT Strategic Growth Fund

- Goldman Sachs VIT Strategic International Equity Fund

- Goldman Sachs VIT Structured Small Cap Equity Fund

- Goldman Sachs VIT Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES II
  SHARES)

- Invesco Van Kampen V.I. American Franchise Fund

- Invesco V.I. Core Equity Fund

- Invesco V.I. Global Health Care Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTSSERIES FUND, INC. (CLASS B)

- AllianceBernstein VPS Intermediate Bond Portfolio

- AllianceBernstein VPS International Value Portfolio

- AllianceBernstein VPS Small Cap Growth Portfolio

- AllianceBernstein VPS Small/Mid Cap Value Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)

- Fidelity VIP Contrafund-Registered Trademark- Portfolio

- Fidelity VIP Disciplined Small Cap Portfolio

- Fidelity VIP Equity-Income Portfolio

- Fidelity VIP Freedom Income Portfolio

- Fidelity VIP Freedom 2005 Portfolio

- Fidelity VIP Freedom 2010 Portfolio

- Fidelity VIP Freedom 2015 Portfolio

- Fidelity VIP Freedom 2020 Portfolio

- Fidelity VIP Freedom 2025 Portfolio

- Fidelity VIP Freedom 2030 Portfolio

- Fidelity VIP Freedom 2035 Portfolio

- Fidelity VIP Freedom 2040 Portfolio

- Fidelity VIP Freedom 2045 Portfolio

- Fidelity VIP Freedom 2050 Portfolio

- Fidelity VIP Growth Opportunities Portfolio

- Fidelity VIP Index 500 Portfolio

- Fidelity VIP Mid Cap Portfolio

- Fidelity VIP Overseas Portfolio

- Fidelity VIP Strategic Income Portfolio

FRANKLIN TEMPLETON INSURANCE PRODUCTS TRUST (CLASS 2)

- FT VIP Franklin Income Securities Fund

- FT VIP Franklin Small Cap Value Securities Fund

- FT VIP Mutual Global Discovery Securities Fund

- FT VIP Mutual Shares Securities Fund

- FT VIP Templeton Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

- Janus Aspen Enterprise Portfolio

- Janus Aspen Forty Portfolio

- Janus Aspen Perkins Mid Cap Value Portfolio

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST(SERVICE CLASS)

- MFS-Registered Trademark- New Discovery Series

- MFS-Registered Trademark- Utilites Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

- Oppenheimer Balanced Fund/VA

- Oppenheimer Global Securities Fund/VA

- Oppenheimer Global Strategic Income Fund/VA

- Oppenheimer High Income Fund/VA

- Oppenheimer Main Street Small- & Mid-Cap Fund-Registered Trademark-/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS I)

- Pioneer Growth Opportunities VCT Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

- Pioneer Cullen Value VCT Portfolio

- Pioneer Emerging Markets VCT Portfolio

- Pioneer Mid Cap Value VCT Portfolio

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

    - Goldman Sachs Balanced Strategy Portfolio (Class A)

    - Goldman Sachs Equity Growth Strategy Portfolio (Class A)

    - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

    - Goldman Sachs Growth Strategy Portfolio (Class A)

    - Goldman Sachs International Real Estate Security Fund (Class A)

    - Goldman Sachs Real Estate Securities Fund (Class A)

    - Goldman Sachs Technology Tollkeeper Fund (Class A)

Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

NOTE: If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. You may only allocate your Purchase Payments and transfer your Contract Value among the following Investment
Options:

    - Goldman Sachs Balanced Strategy Portfolio (Class A)

    - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

    - Goldman Sachs Growth Strategy Portfolio (Class A)

    - Goldman Sachs VIT Money Market Fund (Service Shares)

If you elected the GLWB Rider, you may not allocate any portion of your Purchase Payments or Contract Value to any Investment Option not listed above. You may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. We reserve the right to impose additional restrictions on Investment Options at any time. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                            ----------
DEFINITIONS...............................................................           7
SUMMARY OF EXPENSES.......................................................          10
DISTRIBUTION COSTS........................................................          13
SUMMARY...................................................................          14
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS..................          17
    Commonwealth Annuity and Life Insurance Company.......................          17
    The Separate Account..................................................          17
    The Funds.............................................................          17
THE CONTRACTS.............................................................          27
    A.   GENERAL INFORMATION..............................................          27
         1.   Purchase Payments...........................................          27
         2.   Free Look Period............................................          27
         3.   Owners, Annuitants, and Beneficiaries.......................          28
         4.   Assignment..................................................          29
    B.   PURCHASE PAYMENT BONUS...........................................          30
    C.   LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS.......................          30
    D.   THE ACCUMULATION PERIOD..........................................          30
         1.   Application of Purchase Payments............................          30
         2.   Accumulation Unit Value.....................................          31
         3.   Contract Value..............................................          32
         4.   Transfers During The Accumulation Period....................          32
         5.   Disruptive Trading..........................................          34
         6.   Withdrawals and Surrenders During The Accumulation Period...          36
         7.   Death Benefits..............................................          38
         8.   Loans.......................................................          42
         9.   Telephone and Facsimile Transactions........................          43
CONTRACT CHARGES AND EXPENSES.............................................          45
    A.   ASSET-BASED CHARGES..............................................          45
    B.   CONTRACT FEE.....................................................          46
    C.   WITHDRAWAL CHARGE................................................          46
    D.   COMMUTATION CHARGE...............................................          51
    E.   INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES....................          52
    F.   STATE PREMIUM TAXES..............................................          52
    G.   REDUCTION OR ELIMINATION OF CERTAIN CHARGES......................          52
THE ANNUITY PERIOD........................................................          54
PAYMENTS TO CONTRACT OWNERS...............................................          60
FEDERAL TAX MATTERS.......................................................          61
    A.   INTRODUCTION.....................................................          61
    B.   OUR TAX STATUS...................................................          61
    C.   TAXATION OF ANNUITIES IN GENERAL.................................          61
    D.   QUALIFIED PLANS..................................................          65
    E.   FEDERAL INCOME TAX WITHHOLDING...................................          69
    F.   OTHER TAX ISSUES.................................................          69
    G.   SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS.................          70
DISTRIBUTION OF CONTRACTS.................................................          72
VOTING RIGHTS.............................................................          73
REPORTS TO CONTRACT OWNERS AND INQUIRIES..................................          73
DOLLAR COST AVERAGING.....................................................          73

                                                                               PAGE
                                                                            ----------
AUTOMATIC ASSET REBALANCING...............................................          74
SYSTEMATIC WITHDRAWAL PLAN................................................          75
SPECIAL CONSIDERATIONS....................................................          75
LEGAL PROCEEDINGS.........................................................          75
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION....................          76
FINANCIAL STATEMENTS......................................................          76
APPENDIX A--FIXED ACCOUNT.................................................         A-1
APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED
  AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE
  STATEMENT...............................................................         B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION...............................         C-1
APPENDIX D--GUARANTEED LIFETIME WITH DRAWAL BENEFIT ("GLWB") RIDER........         D-1

                                  DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT--The person(s) during whose lifetime the annuity is to be paid. When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE--The Valuation Date on which annuity payments are to commence. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's
90th birthday.

ANNUITY OPTION--One of several forms in which annuity payments can be made.

ANNUITY PERIOD--The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments after the first payment.

BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY")--Commonwealth Annuity and Life Insurance Company.

CONTINGENT BENEFICIARY--The person designated to receive any benefits under a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT--A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY--The same date each year as the Date of Issue. If there is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE--The sum of your Fixed Account Contract Value and Separate Account Contract Value.

CONTRACT YEAR--A period of twelve consecutive months starting on the Date of Issue or on any Contract Anniversary.

CONTRIBUTION YEAR--Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) and the second Contribution Year with respect to the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB).

DATE OF ISSUE--The date on which the first Contract Year commences.

DEBT--The principal of any outstanding loan from the Fixed Account Contract Value, plus any accrued interest.

FIXED ACCOUNT--A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments (and corresponding PPBs) allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE--The value of your interest in the Fixed Account.

FIXED ANNUITY--An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT--The guaranteed amount you may withdraw each Contract Year without incurring a withdrawal charge.

FUND OR FUNDS--An investment company or separate series thereof, in which Subaccounts of the Separate Account invest.

GENERAL ACCOUNT--All our assets other than those allocated to any legally segregated separate account.

INVESTMENT OPTION--The Subaccounts and the Fixed Account available under the Contract for allocation of Purchase Payments and/or transfers of Contract Value.

MONTHIVERSARY--The same date each month as the Date of Issue. If the Date of Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT--A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS")--The person designated in the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY--The person designated to receive any benefits under a Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS--The dollar amount we receive in U.S. currency to buy the benefits the Contract provides. Purchase Payments do not include corresponding Purchase Payment Bonuses.

PURCHASE PAYMENT BONUS ("PPB")--An additional amount we credit to your Contract Value with each Purchase Payment you make. Purchase Payment Bonuses are not part of your Purchase Payments.

QUALIFIED CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT--Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE--The sum of your interests in the Subaccount(s).

SERVICE CENTER--Se(2) (an affiliate of Security Benefit Life Insurance Company) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, KS 66675, telephone 1-800-457-8803.

SUBACCOUNTS--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE--Each day when the New York Stock Exchange is open for trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE--The amount you will receive upon full surrender or the amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge (if you purchased the GLWB rider prior to its discontinuance on June 1, 2009). Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                              SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

Sales Load Imposed on Purchase Payments.....................      None
Maximum Withdrawal Charge(2)
  (as a percentage of Purchase Payments (and PPBs
  and earnings attributable to Purchase Payments
  and PPBs) withdrawn, surrendered, or annuitized):.........       8%
Qualified Plan Loan Interest Rate Charged:(3)...............     5.50%
State Premium Taxes(4)......................................  0% to 3.50%

       -------------------------------

       (1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

       (2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) made within the previous 8 Contribution Years, as follows:

CONTRIBUTION YEAR                                     WITHDRAWAL CHARGE
-----------------                                     -----------------
First...............................................          8%
Second..............................................          8%
Third...............................................          7%
Fourth..............................................          6%
Fifth...............................................          5%
Sixth...............................................          4%
Seventh.............................................          3%
Eighth..............................................          2%
Ninth+..............................................          0%

           Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including PPBs) made under the Contract. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."

       (3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").

       (4) For a discussion of state premium taxes, please see "STATE PREMIUM TAXES".

       THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

                                   PERIODIC EXPENSES

Annual Contract Fee (deducted from Contract Value)(5).......   $30.00
Separate Account Annual Expenses (as a percentage of
  Separate Account Contract Value)
    Mortality and Expense Risk Charge.......................     1.35%
    Administration Charge...................................     0.15%
                                                               ------
  Total Separate Account Annual Expenses without the Step-Up
    Death Benefit Rider.....................................     1.50%
                                                               ======
    Optional Step-Up Death Benefit Rider Charge(6)..........     0.20%
                                                               ------
  Total Separate Account Annual Expenses including Step-Up
    Death Benefit Rider.....................................     1.70%
                                                               ======
Additional Rider Charges:
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (as a
  percentage of the Lifetime Income Base):
  GLWB Plus For One(7)
    Maximum Charge:.........................................     1.00%
    Current Charge:.........................................     0.50%
  GLWB Plus For Two(8)
    Maximum Charge:.........................................     1.50%
    Current Charge:.........................................     0.75%

       (5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

       (6) The Optional Step-Up Death Benefit Rider Charge does not apply to amounts allocated to the Fixed Account.

       (7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

       (8) WE RESERVE THE RIGHT TO INCREASE THE CHARGE TO A MAXIMUM OF 1.50% ON AN ANNUAL BASIS IF WE STEP-UP THE LIFETIME INCOME BASE TO EQUAL THE CONTRACT VALUE. WE DISCONTINUED OFFERING THE GLWB RIDER ON JUNE 1, 2009. SEE APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

THE NEXT TABLE SHOWS THE LOWEST AND HIGHEST TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2011 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING

TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                              LOWEST - HIGHEST
                                                              ----------------
Total Annual Fund Operating Expenses(5) (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other
  expenses, prior to any fee waivers or expense
  reimbursements)...........................................  0.35% - 1.72%

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time. For the year ended December 31, 2011, the lowest and highest Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements, respectively, are 0.30% (the expense reductions and waivers may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval but remain in effect until April 27, 2013 and prior to such date may not terminate without the approval of the trustees) and 1.72% (there is no expense reduction waiver in place). Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.

WITH GLWB RIDER

EXAMPLE I. This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that you elected the Step-Up Death Benefit Rider and the GLWB Plus For Two Rider prior to its discontinuance on June 1, 2009 (at the maximum charges). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

       1 YEAR           3 YEARS    5 YEARS    10 YEARS
---------------------   --------   --------   --------
       $1,284            $2,278      3,203     $5,622

IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2,3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:

       1 YEAR           3 YEARS    5 YEARS    10 YEARS
---------------------   --------   --------   --------
        $537             $1,629     $2,745     $5,622

IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$1,284...............    $2,278     $3,203     $5,622

IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$537.................    $1,629     $2,745     $5,622

WITHOUT GLWB RIDER

EXAMPLE II. This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit Rider If this feature is not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$1,142...............    $1,843     $2,458     $4,035

IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2,3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$383.................    $1,162     $1,960     $4,035

IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$1,142...............    $1,843     $2,458     $4,035

IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  --------   --------   ---------
$383.................    $1,162     $1,960     $4,035

                                     * * *

The fee table and Examples should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Examples assume no transfers were made and do not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount

                               DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                    SUMMARY

The summary does not contain all information that may be important. Please read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

                                     * * *

NOTE: Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. For more information about the GLWB Rider, see APPENDIX C--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "FEDERAL TAX MATTERS," "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit Rider, or the Annuity Options.

This is a bonus annuity. This means we will increase your Contract Value by 4% of each Purchase Payment you make. We use a portion of the mortality and expense risk charge and the withdrawal charge to pay for the PPB. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the value of the PPB could be more than offset by these charges. We offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether this Contract is the best product for you. Generally, the Contract is most suited to those who intend to hold it for a relatively long time. Carefully consider your need to make withdrawals or surrender this Contract in the short-term as your expenses can outweigh the benefits of the PPB.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select.

We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments (and corresponding PPBs) and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT)

The investment risk under the Contract is borne by you, except to the extent that Purchase Payments (and corresponding PPBs) and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. In the states that require the return of the Purchase Payments, we will return the greater of Purchase Payment (not including the PPB); and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. Thus, if you return the Contract during the "free look" period, you will not receive the PPB. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD")

Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD") We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN")

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment, as well as the PPB and earnings attributable to that Purchase Payment and PPB, withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eight Contribution Year or earlier. (See "WITHDRAWAL CHARGE")

Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS")

In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit Rider (see "DEATH BENEFITS") and the GLWB Rider (see
APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER, if applicable. The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY OPTIONS")

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit Rider, which provides an optional enhanced death benefit if certain conditions are met. See ("DEATH BENEFITS")

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. If you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

                                     * * *

            COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Commonwealth Annuity and Life Insurance Company ("we," "Commonwealth Annuity" or the "Company") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Commonwealth Annuity (then known as Allmerica Financial Life Insurance and Annuity Company or "Allmerica Financial") was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. On September 1, 2006, Allmerica Financial officially changed its name to Commonwealth Annuity and Life Insurance Company.

Commonwealth Annuity is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Its principal office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 1-866-297-7531.

At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.

THE FUNDS

SELECTION OF FUNDS. We select the Funds offered through the Contract, and we may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's

(and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

THE FUNDS. The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract, INSURANCE FUNDS and PUBLICLY-AVAILABLE FUNDS.

    - INSURANCE FUNDS: Insurance Funds are available solely to variable annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS") Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
Goldman Sachs Variable  Goldman Sachs VIT Core     Seeks a total return consisting    Goldman Sachs Asset
Insurance Trust         Fixed Income Fund          of capital appreciation and        Management, L.P.
(Service Shares)                                   income that exceeds the total
                                                   return of the Barclays Capital
                                                   U.S. Aggregate Bond Index.

Goldman Sachs Variable  Goldman Sachs VIT Equity   Seeks to achieve investment        Goldman Sachs Asset
Insurance Trust         Index Fund                 results that correspond to the     Management, L.P.
(Service Shares)                                   aggregate price and yield
                                                   performance of a benchmark index   The sub-adviser is SSgA
                                                   that measures the investment       Funds Management, Inc.
                                                   returns of large capitalization
                                                   stocks.

Goldman Sachs Variable  Goldman Sachs VIT Global   Seeks to achieve investment        Goldman Sachs Asset
Insurance Trust         Markets Navigator Fund     results that approximate the       Management, L.P.
(Service Shares)                                   performance of the GS Global
                                                   Markets Navigator Index(TM).

Goldman Sachs Variable  Goldman Sachs VIT          Seeks a high level of current      Goldman Sachs Asset
Insurance Trust         Government Income Fund     income, consistent with safety of  Management, L.P.
(Service Shares)                                   principal.

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
Goldman Sachs Variable  Goldman Sachs VIT Growth   Seeks long term growth of          Goldman Sachs Asset
Insurance Trust         Opportunities Fund         capital.                           Management, L.P.
(Service Shares)

Goldman Sachs Variable  Goldman Sachs VIT Large    Seeks long-term growth of capital  Goldman Sachs Asset
Insurance Trust         Cap Value Fund             appreciation.                      Management, L.P.
(Service Shares)

Goldman Sachs Variable  Goldman Sachs VIT Mid Cap  Seeks long-term capital            Goldman Sachs Asset
Insurance Trust         Value Fund                 appreciation.                      Management, L.P.
(Service Shares)

Goldman Sachs Variable  Goldman Sachs VIT Money    Seeks to maximize current income   Goldman Sachs Asset
Insurance Trust         Market Fund*               to the extent consistent with the  Management, L.P.
(Service Shares)                                   preservation of capital and the
                                                   maintenance of liquidity by
                                                   investing exclusively in high
                                                   quality money market instruments.

Goldman Sachs Variable  Goldman Sachs VIT          Seeks long-term growth of          Goldman Sachs Asset
Insurance Trust         Strategic Growth Fund      capital.                           Management, L.P.
(Service Shares)

Goldman Sachs Variable  Goldman Sachs VIT          Seeks long-term growth of          Goldman Sachs Asset
Insurance Trust         Strategic International    capital.                           Management
(Service Shares)        Equity Fund                                                   International

Goldman Sachs Variable  Goldman Sachs VIT          Seeks long-term growth of          Goldman Sachs Asset
Insurance Trust         Structured Small Cap       capital.                           Management, L.P.
(Service Shares)        Equity Fund

Goldman Sachs Variable  Goldman Sachs VIT          Seeks long-term growth of capital  Goldman Sachs Asset
Insurance Trust         Structured U.S. Equity     and dividend income.               Management, L.P.
(Service Shares)        Fund

AIM Variable Insurance  Invesco V.I. Core Equity   The Fund's investment objective    Invesco Advisors, Inc.
Funds (Invesco          Fund                       is long-term growth of capital.
Variable Insurance                                 The Fund invests, under normal
Funds) (Series II                                  circumstances, at least 80% of
Shares)                                            its net assets (plus any
                                                   borrowings for investment
                                                   purposes) in equity securities.

AIM Variable Insurance  Invesco V.I. Global        The Fund's investment objective    Invesco Advisors, Inc.
Funds (Invesco          Health Care Fund           is growth of capital. The Fund
Variable Insurance                                 invests under normal
Funds) (Series II                                  circumstances, at least 80% of
Shares)                                            its net assets (plus any
                                                   borrowings for investment
                                                   purposes) in securities issued by
                                                   foreign companies and governments
                                                   engaged primarily in the health
                                                   care industry.

------------------------------

* PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated.

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
AIM Variable Insurance  Invesco Van Kampen V.I.    The Fund's investment objective    Invesco Advisors, Inc.
Funds (Invesco          American Franchise Fund    is to seek capital growth. Under
Variable Insurance                                 normal market conditions, the
Funds) (Series II                                  Fund's investment adviser,
Shares)                                            Invesco Advisers, Inc. (the
                                                   Adviser), seeks to achieve the
                                                   Fund's investment objective by
                                                   investing at least 80% of the
                                                   Funds net assets (plus any
                                                   borrowing for investment
                                                   purposes) in a portfolio of U.S.
                                                   companies that are considered by
                                                   the Adviser to have strong
                                                   earnings growth.

AllianceBernstein       AllianceBernstein VPS      Seeks to generate income and       AllianceBernstein L.P.
Variable Products       Intermediate Bond          price appreciation without
Series Fund, Inc.       Portfolio                  assuming what the Adviser
(Class B)                                          considers undue risk.

AllianceBernstein       AllianceBernstein VPS      Seeks long-term growth of          AllianceBernstein L.P.
Variable Products       International Value        capital.
Series Fund, Inc.       Portfolio
(Class B)

AllianceBernstein       AllianceBernstein VPS      Seeks long-term growth of          AllianceBernstein L.P.
Variable Products       Small Cap Growth           capital.
Series Fund, Inc.       Portfolio
(Class B)

AllianceBernstein       AllianceBernstein VPS      Seeks long-term growth of          AllianceBernstein L.P.
Variable Products       Small/Mid Cap Value        capital.
Series Fund, Inc.       Portfolio
(Class B)

Fidelity Variable       Fidelity VIP               Seeks long-term capital            Fidelity Management &
Insurance Products      Contrafund-Registered Trademark- appreciation.                Research Company
Fund (Service           Portfolio
Class 2)                                                                              FMR Co., Inc. and other
                                                                                      investment advisers
                                                                                      serve as sub-advisers
                                                                                      for the fund.

Fidelity Variable       Fidelity VIP Disciplined   Seeks capital appreciation.        Fidelity Management &
Insurance Products      Small Cap Portfolio                                           Research Company
Fund (Service
Class 2)                                                                              Geode Capital
                                                                                      Management, LLC (Geode)
                                                                                      and FMR Co., Inc.
                                                                                      serve as sub-advisers
                                                                                      for the fund.

Fidelity Variable       Fidelity VIP               Seeks reasonable income. The fund  Fidelity Management &
Insurance Products      Equity-Income Portfolio    will also consider the potential   Research Company
Funds (Service                                     for capital appreciation. The
Class 2)                                           fund's goal is to achieve a yield  FMR Co., Inc. and other which exceeds the composite yield  investment advisers
                                                   on the securities comprising the   serve as sub-advisers
                                                   S&P 500-Registered Trademark-      for the fund.
                                                   Index.

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
Fidelity Variable       Fidelity VIP Freedom       Seeks high total return with a     Strategic Advisers,
Insurance Products      Income Portfolio           secondary objective of principal   Inc.
Funds (Service                                     preservation.
Class 2)

Fidelity Variable       Fidelity VIP Freedom 2005  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2010  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2015  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2020  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2025  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2030  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2035  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2040  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2045  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Freedom 2050  Seeks high total return with a     Strategic Advisers,
Insurance Products      Portfolio                  secondary objective of principal   Inc.
Fund (Service                                      preservation as the fund
Class 2)                                           approaches its target date and
                                                   beyond.

Fidelity Variable       Fidelity VIP Growth        Seeks to provide capital growth.   Fidelity Management &
Insurance Products      Opportunities Portfolio                                       Research Company
Fund (Service                                                                         FMR Co., Inc. and other
Class 2)                                                                              investment advisers
                                                                                      serve as sub-advisers
                                                                                      for the fund.

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------

Fidelity Variable       Fidelity VIP Index 500     Seeks investment results that      Fidelity Management &
Insurance Products      Portfolio                  correspond to the total return of  Research Company
Fund (Service                                      common stocks publicly traded in   Geode Capital
Class 2)                                           the United States, as represented  Management, LLC
                                                   by the                             (Geode-Registered Trademark-)
                                                   S&P 500-Registered Trademark-      and FMR Co., Inc.
                                                   Index.                             serve as sub-advisers
                                                                                      for the fund.

Fidelity Variable       Fidelity VIP Mid Cap       Seeks long-term growth of          Fidelity Management &
Insurance Products      Portfolio                  capital.                           Research Company
Funds (Service                                                                        FMR Co., Inc. (FMRC)
Class 2)                                                                              and other investment
                                                                                      advisers serve as
                                                                                      sub-advisers for the
                                                                                      fund.

Fidelity Variable       Fidelity VIP Overseas      Seeks long-term growth of          Fidelity Management &
Insurance Products      Portfolio                  capital.                           Research Company
Fund (Service                                                                         FMR Co., Inc. and other
Class 2)                                                                              investment advisers
                                                                                      serve as sub-advisers
                                                                                      for the fund.

Fidelity Variable       Fidelity VIP Strategic     Seeks a high level of current      Fidelity Management &
Insurance Products      Income Portfolio           income. The fund may also seek     Research Company
Funds (Service                                     capital appreciation.              Fidelity Investments
Class 2)                                                                              Money Management, Inc.,
                                                                                      FMR Co., Inc., FIL
                                                                                      Investment Advisors
                                                                                      (UK) Limited, and other
                                                                                      investment advisers
                                                                                      serve as sub-advisers
                                                                                      for the fund.

Franklin Templeton      FT VIP Franklin Income     Seeks to maximize income while     Franklin Advisers, Inc.
Variable Insurance      Securities Fund            maintaining prospects for capital
Products Trust                                     appreciation. Under normal market
(Class 2)                                          conditions, the fund invests in
                                                   both equity and debt securities.

Franklin Templeton      FT VIP Franklin Small Cap  Seeks long-term total return.      Franklin Advisory
Variable Insurance      Value Securities Fund      Under normal market conditions,    Services LLC
Products Trust                                     the fund invests at least 80% of
(Class 2)                                          its net assets in investments of
                                                   small capitalizations companies.

Franklin Templeton      FT VIP Mutual Global       Seeks capital appreciation. Under  Franklin Mutual
Variable Insurance      Discovery Securities Fund  normal market conditions, the      Advisers, LLC
Products Trust                                     fund invests primarily in U.S.
(Class 2)                                          and foreign equity securities
                                                   that the investment manager
                                                   believes are undervalued.

Franklin Templeton      FT VIP Mutual Shares       Seeks capital appreciation, with   Franklin Mutual
Variable Insurance      Securities Fund            income as a secondary goal. Under  Advisers, LLC
Products Trust                                     normal market conditions, the
(Class 2)                                          Fund invests primarily in U.S.
                                                   and foreign equity securities
                                                   that the manager believes are
                                                   undervalued.

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
Franklin Templeton      FT VIP Templeton Growth    Seeks long-term capital growth.    Templeton Global
Variable Insurance      Securities Fund            Under normal market conditions,    Advisors Limited
Products Trust                                     the fund invests primarily in
(Class 2)                                          equity securities of companies
                                                   located anywhere in the world,
                                                   including those in the U.S. and
                                                   in emerging markets.

Janus Aspen Series      Janus Aspen Enterprise     Seeks long-term growth of          Janus Capital
(Service Shares)        Portfolio                  capital.                           Management LLC

Janus Aspen Series      Janus Aspen Forty          Seeks long-term growth of          Janus Capital
(Service Shares)        Portfolio                  capital.                           Management LLC

Janus Aspen Series      Janus Aspen Perkins Mid    Seeks capital appreciation.        Janus Capital
(Service Shares)        Cap Value Portfolio                                           Management LLC
                                                                                      Perkins Investment
                                                                                      Management LLC serves
                                                                                      as sub-advisers for the
                                                                                      portfolio.

MFS-Registered Trademark- MFS-Registered Trademark- Seeks capital appreciation.       Massachusetts Financial
Variable Insurance      New Discovery Series                                          Services Company
Trust (Service Class)

MFS-Registered Trademark- MFS-Registered Trademark- Seeks total return.               Massachusetts Financial
Variable Insurance      Utilities Series                                              Services Company
Trust (Service Class)

Oppenheimer Variable    Oppenheimer Balanced       Seeks a high total investment      OppenheimerFunds, Inc.
Account Funds (Service  Fund/VA                    return, which includes current
Shares)                                            income and capital appreciation.

Oppenheimer Variable    Oppenheimer Global         Seeks long-term capital            OppenheimerFunds, Inc.
Account Funds (Service  Securities Fund/VA         appreciation by investing a
Shares)                                            substantial portion of its assets
                                                   in securities of foreign issuers,
                                                   "growth-type" companies, cyclical
                                                   industries and special situations
                                                   that are considered to have
                                                   appreciation possibilities.

Oppenheimer Variable    Oppenheimer Global         Seeks a high level of current      OppenheimerFunds, Inc.
Account Funds (Service  Strategic Income Fund/VA   income principally derived from
Shares)                                            interest on debt securities.

Oppenheimer Variable    Oppenheimer High Income    Seeks a high level of current      OppenheimerFunds, Inc.
Account Funds (Service  Fund/VA                    income from investment in
Shares)                                            high-yield, fixed- income
                                                   securities.

Oppenheimer Variable    Oppenheimer Main Street    Seeks capital appreciation by      OppenheimerFunds, Inc.
Account Funds (Service  Small- & Mid-Cap           investing in "growth type"
Shares)                 Fund-Registered Trademark-/ companies.
                        VA

Pioneer Variable        Pioneer Growth             Seeks Growth of capital.           Pioneer Investment
Contracts Trust         Opportunities VCT                                             Management, Inc.
(Class I)               Portfolio

INSURANCE FUND               PORTFOLIO NAME              INVESTMENT OBJECTIVE           INVESTMENT ADVISER
--------------          -------------------------  ---------------------------------  -----------------------
Pioneer Variable        Pioneer Cullen Value VCT   Seeks Capital appreciation.        Pioneer Investment
Contracts Trust         Portfolio                  Current income is a secondary      Management, Inc.
(Class II)                                         objective.

Pioneer Variable        Pioneer Emerging Markets   Seeks Long-term growth of          Pioneer Investment
Contracts Trust         VCT Portfolio              capital.                           Management, Inc.
(Class II)

Pioneer Variable        Pioneer Mid Cap Value VCT  Seeks Capital appreciation by      Pioneer Investment
Contracts Trust         Portfolio                  investing in a diversified         Management, Inc.
(Class II)                                         portfolio of securities
                                                   consisting primarily of common
                                                   stocks.

The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS. Publicly-Available Funds are "publicly-available," I.E., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.

RETAIL FUND                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER
-----------                 ---------------------------------------------------  --------------------------
Goldman Sachs Balanced      Seeks current income and long-term capital           Goldman Sachs Asset
Strategy Portfolio          appreciation.                                        Management, L.P.
(Class A)*

Goldman Sachs Equity        Seeks long-term capital appreciation.                Goldman Sachs Asset
Growth Strategy Portfolio                                                        Management, L.P.
(Class A)*

Goldman Sachs Growth and    Seeks long-term capital appreciation and current     Goldman Sachs Asset
Income Strategy Portfolio   income.                                              Management, L.P.
(Class A)*

Goldman Sachs Growth        Seeks long-term capital appreciation and,            Goldman Sachs Asset
Strategy Portfolio          secondarily, current income.                         Management, L.P.
(Class A)*

Goldman Sachs               Seeks total return comprised of long-term growth of  Goldman Sachs Asset
International Real Estate   capital and dividend income.                         Management, L.P.
Security Fund (Class A)*

Goldman Sachs Real Estate   Seeks total return comprised of long-term growth of  Goldman Sachs Asset
Securities Fund             capital and dividend income.                         Management, L.P.
(Class A)*

Goldman Sachs Technology    Seeks long-term growth of capital.                   Goldman Sachs Asset
Tollkeeper (Class A)                                                             Management, L.P.
Fund**

------------------------------

*   Each retail Fund's most recently ended fiscal year is December 31, 2011.

**  The retail Fund's most recently ended fiscal year is August 31, 2011.

The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

THE FUNDS MAY NOT ACHIEVE THEIR STATED OBJECTIVES. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN THE FUNDS, IS FOUND IN THE FUNDS' PROSPECTUSES ACCOMPANYING THIS PROSPECTUS AND STATEMENTS OF ADDITIONAL INFORMATION AVAILABLE FROM US UPON REQUEST.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO THE CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other fund, even where the investment adviser, subadviser, or manager is the same. Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our distributor, Epoch Securities, Inc., (the "Distributor") may receive payments from the Funds or their service providers (E.G., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we were receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                 THE CONTRACTS

A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.

1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there may be additional limitations on Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

    - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

    - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

    - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

We do not include PPBs credited to your Contract Value when calculating any of these limits.

We reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%.

2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least

10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center minus the PPB adjusted for any negative or positive investment performance. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionately attributable to the PPB. Some states require the return of all Purchase Payments (not including the PPB). Thus, if you return the Contract during the "free look" provision, you will not receive the PPB. In those states we will return the greater of Purchase Payments and Contract Value (not including the PPB) as of the Valuation Date on which we receive your Contract at our Service Center.

In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value (not including the PPB) as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA, AND SIMPLE IRA DISCLOSURE STATEMENT) If you decide to return your Contract for a refund during the "free look" period, please also include a letter instructing us to cancel your Contract.

3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

BENEFICIARIES. You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing and returning our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

    1.  The change must be filed while you are alive;

    2.  The Contract must be in force at the time you file a change;

    3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

    4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

    5. The request for change must provide information sufficient to identify the new Beneficiary; and

    6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.

In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

When multiple Beneficiaries are involved, we can not determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

OWNERS. Prior to the death of an Owner and subject to our prior approval, you may add, change, or remove an Owner by written request to our Service Center. To the extent permitted by state law, we reserve the right to refuse a change in Owner at any time on a non-discriminatory basis. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.

ANNUITANTS. For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. If the sole Owner is a non-natural person, (1) we will pay a death benefit upon the death of the Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value. Joint Annuitants are only permitted in Non-Qualified Contracts.

4. ASSIGNMENT

To the extent permitted by state law, assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.

Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.

B. PURCHASE PAYMENT BONUS

Each time you make a Purchase Payment, we will credit an additional amount to your Contract Value--the PPB. Each PPB we calculate is equal to 4% of the Purchase Payment. All PPBs become part of the Contract Value at the same time and are allocated in the same manner and percentage as the corresponding Purchase Payment. PPBs are not considered to be Purchase Payments.

We use a portion of the mortality and expense risk charge and the withdrawal charge to fully or partially offset PPBs credited to the Contract. These and other expenses for the Contract may be higher than the expenses for a similar contract that does not credit a PPB. Over time, the amount of the PPBs credited to your Contract may be more than offset by the higher withdrawal charges and mortality and expense risk charges. We expect to make a profit from these charges.

It is important to remember that this Contract is a long-term investment. Carefully consider your need to make withdrawals from or surrender the Contract in the short-term as your expenses can outweigh the benefits of the PPB. We issue other variable annuity contracts that do not offer PPBs but have lower fees and charges and may provide larger contract values upon surrender than the Contract, depending on the performance of your chosen Subaccounts and the differences in fees and charges. You should carefully consider whether the Contract is the best product for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We encourage you to talk with your agent and determine whether or not the Contract is appropriate for you.

The PPB is not considered to be an "investment in the contract" for income tax purposes. (See "Federal Income Taxes")

C. LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS

There are important limitations on your PPB. These limitations are:

    - We will recapture the PPB credited to your Contract Value if you return the Contract during the free look period. However, we will assume the risk of loss (and keep the investment gain) on the PPB. We will also return the mortality and expense risk charge, the administration charge, and any other charges proportionality attributable to the PPB.

    - We reserve the right to not credit your Contract Value with a PPB if at the time a Purchase Payment is made, the sum of partial withdrawals and loans made under the Contract exceeds the sum of Purchase Payments and loan repayments.

D. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. The PPB will be allocated in the same manner and proportion as the Purchase Payment allocation. When you allocate Purchase Payments and corresponding PPBs to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments (and corresponding PPBs) allocated to the Fixed Account begin earning interest one day after we receive them.

We will credit an initial Purchase Payment (and corresponding PPB) no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment.

After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment (and corresponding PPB) allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge (if you elected the GLWB rider prior to its discontinuance on June 1, 2009).

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

    - an agent's broker-dealer provides us with application information, electronically or in writing,

    - we receive the initial Purchase Payment, and

    - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

2. ACCUMULATION UNIT VALUE

Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments (and corresponding PPBs) are allocated to a Subaccount, the number of units

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credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

       (1 divided by 2) minus 3, where:

           (1) is:

               - the net asset value per share of the Fund held in the
                 Subaccount as of the end of the current Valuation Period; plus

               - the per share amount of any dividend or capital gain
                 distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

               - a charge or credit for any taxes reserved for the current
                 Valuation Period which we determine have resulted from the investment operations of the Subaccount;

           (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

           (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, and the Step-Up Death Benefit Rider charge (if you elect the Step-Up Death Benefit Rider).

3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

    - the number of Accumulation Units credited to each Subaccount, times

    - the value of a corresponding Accumulation Unit for each Subaccount, plus

    - your interest in the Fixed Account.

4. TRANSFERS DURING THE ACCUMULATION PERIOD

Transfers are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time; see 5. DISRUPTIVE TRADING, below. In addition to the Disruptive Trading rules, the Contract provides that certain restrictions apply to transfers among the Subaccounts and the Fixed Account during the Accumulation Period:

    - The Contract provides (1) that the minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount and (2) that no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your

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     interest in such account. The Company is currently waiving these requirements, but reserves the right to enforce the provisions in the future.

    - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

    - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

Transfers involving the Fixed Account may be subject to additional provisions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (E.G. Annuitants and Beneficiaries.)

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

    - the number of transfers made over a period of time;

    - the length of time between transfers;

    - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

    - the dollar amount(s) requested for transfers; and

    - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

    - the investment objectives and/or size of the Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar year. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (I.E., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.

6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

    - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL CHARGE")

    - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

    - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

    - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

    - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE," and see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

    - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

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You may request a partial withdrawal subject to the following:

    - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

    - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.

    - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

    - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

    - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas ORP must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the Texas ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, special withdrawal rules apply. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

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7. DEATH BENEFITS

The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.

STANDARD DEATH BENEFIT

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) =The Contract Value less Debt, on the Valuation Date we receive due proof of death;

    (B) =The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

    (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes);

    (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

       The Proportional Reduction Factor is equal to (1) divided by (2), where:

       (1) is the Contract Value after the withdrawal, and

       (2) is the Contract Value immediately prior to the withdrawal.

EXAMPLE:

    Contract Value=$80,000
    Purchase Payment Value=$100,000
    Debt=$0

If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

    - STEP 1: We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000-$20,000=$60,000)

    - STEP 2: We calculate the Proportional Reduction Factor. The Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000/$80,000=75%)

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    - STEP 3: We calculate the Purchase Payment Value after the withdrawal. This is the lesser of:

      (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes)=$100,000-$20,000=$80,000

      (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor=$100,000X75%=$75,000

    =Lesser of $80,000 and $75,000=$75,000

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the standard death benefit. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

STEP-UP DEATH BENEFIT RIDER

We currently offer one optional enhanced death benefit under the Contract: the Step-Up Death Benefit Rider. We may discontinue the offering of the Step-Up Death Benefit Rider at any time. The Step-Up Death Benefit Rider may not be available in all states.

The calculation of benefits under the Step-Up Death Benefit Rider changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit Rider may not be appropriate depending on your proximity to age 81. Prior to electing the Step-up Death Benefit Rider, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit Rider.

You may elect the Step-Up Death Benefit Rider only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit Rider equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT RIDER CHARGE") We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit Rider only on the initial Contract application. You cannot elect the Step-Up Death Benefit Rider after the Date of Issue.

If you elect the Step-Up Death Benefit Rider, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) =The Contract Value less Debt, on the Valuation Date we receive due proof of death;

    (B) =The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment (not including the corresponding PPB), less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment (not including the corresponding PPB), less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

    1. The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

    2. The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

       The Proportional Reduction Factor is equal to (a) divided by (b), where:

       (a) is the Contract Value after the withdrawal, and

       (b) is the Contract Value immediately prior to the withdrawal.

On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

    1.  The Contract Value on that Contract Anniversary; and

    2.  The current Step-Up Value on that Contract Anniversary.

If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

You may not terminate the Step-Up Death Benefit Rider once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit Rider will automatically terminate on the earliest of:

    1.  the Annuity Date;

    2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit Rider if we offer it at that time); or

    3.  termination or surrender of the Contract.

All charges for the Step-Up Death Benefit Rider will cease upon termination.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the Step-Up Death Benefit Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

PAYMENT OF DEATH BENEFITS

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

If any Owner is not a natural person, (1) we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and we will pay the death benefit upon the death of any Annuitant, and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

    - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs VIT Money Market Subaccount. If, however, the Goldman Sachs VIT Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

    - We will terminate the Step-Up Death Benefit Rider if in effect as of the Valuation Date we receive due proof of your death.

    - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit Rider or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

    - We will assess withdrawal charges, if any, only on Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) we receive after the date of continuance.

    - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.

8. LOANS

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. While a loan is outstanding, you may continue to make Purchase Payments to the Contract through your 403(b) or qualified plan.

The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, the loan privilege is not available to you. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

9. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transactions to be submitted by facsimile at 785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Also, telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles (which is likely to occur during periods of high market turbulence)). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

                         CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

    - mortality and expense risk charge;

    - contract fee;

    - withdrawal charge;

    - commutation charge;

    - premium tax;

    - administration charge;

    - Step-Up Death Benefit Rider Charge (if applicable); and

    - GLWB Rider charge (if applicable).

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS")

Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.

A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 1.35%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs. We use a portion of the mortality and expense risk charge to pay for the PPB.

2. ADMINISTRATION CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT RIDER CHARGE

If you elect the Step-Up Death Benefit Rider, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit Rider. We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account.

4. GLWB RIDER CHARGE

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

    - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

    - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.

B. CONTRACT FEE

During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

When we deduct the contract fee, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.

C. WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. We use a portion of the withdrawal charge to pay for the PPB. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received. We apply the withdrawal charge on each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered during the first 8 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any

Purchase Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments (not including
PPBs) made under the Contract.

Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

    a)  is Contract Value less Debt prior to the withdrawal or surrender;

    b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

    c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER) If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) that were made within the previous eight Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) withdrawn as follows:

CONTRIBUTION YEAR                                             WITHDRAWAL CHARGE
-----------------                                             -----------------
First.......................................................          8%
Second......................................................          8%
Third.......................................................          7%
Fourth......................................................          6%
Fifth.......................................................          5%
Sixth.......................................................          4%
Seventh.....................................................          3%
Eighth......................................................          2%
Ninth+......................................................          0%

WITHDRAWAL CHARGE EXAMPLE

THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND THE
  WITHDRAWAL CHARGE

    --The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

    --A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.

    --All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.

COLUMN                   (2)         (3)          (4)           (5)            (6)            (7)           (8)           (9)
---------------------  --------   ---------   -----------   ------------   ------------   -----------   -----------   -----------
                                  PURCHASE                  HYPOTHETICAL
                                   PAYMENT                    CONTRACT                                                WITHDRAWAL
                                    (NOT                       VALUE                      WITHDRAWAL       FREE         WITHOUT
                       CONTRACT   INCLUDING     PARTIAL        BEFORE      CONTRIBUTION     CHARGE      WITHDRAWAL    WITHDRAWAL
LINE                     YEAR       PPB)      WITHDRAWAL     WITHDRAWAL        YEAR           (%)         AMOUNT        CHARGE
----                   --------   ---------   -----------   ------------   ------------   -----------   -----------   -----------
(1)..................      1       $10,000                    $10,400            1           8.00%        $1,040
(2)..................      2                                   10,700            2           8.00%         1,070
(3)..................      3                    $1,000         11,100            3           7.00%         1,110        $1,000
(4)..................      4                       500         10,200            4           6.00%         1,020           500
(5)..................      4                     3,600         10,000            4           6.00%           550           550
(6)..................      5                                    6,700            5           5.00%           670
(7)..................      6                                    6,900            6           4.00%           690
(8)..................      7                                    7,400            7           3.00%           740
(9)..................      8                                    7,900            8           2.00%           790
(10).................      9                                    8,400            9           0.00%           840
(11).................     10                     5,000          8,900           10           0.00%           890           890

COLUMN                    (10)          (11)          (12)
---------------------  -----------   -----------   -----------

                       WITHDRAWAL                   CONTRACT
                       SUBJECT TO    WITHDRAWAL       VALUE
                       WITHDRAWAL      CHARGE         AFTER
LINE                     CHARGE          ($)       WITHDRAWAL
----                   -----------   -----------   -----------
(1)..................                                $10,400
(2)..................                                 10,700
(3)..................    $    0         $  0          10,100
(4)..................         0            0           9,700
(5)..................     3,050          183           6,400
(6)..................                                  6,700
(7)..................                                  6,900
(8)..................                                  7,400
(9)..................                                  7,900
(10).................                                  8,400
(11).................     4,110            0           3,900

----------------------------------

COLUMN NOTES:

Col (5) Includes the impact of Purchase Payments, PPB's, partial withdrawals, contract fees and charges, and investment performance.

Col (6)    A Contribution Year is each Contract Year in which a
           Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

Col (7) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) is based on the Contribution Year of the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Col (8) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] X 10% minus (c)) where:
           (a) = Contract Value less Debt prior to the withdrawal or surrender
           (b) = previous partial withdrawals made during the Contract
           Year (whether or not subject to withdrawal charges)
           (c) = previous partial withdrawals made during the Contract
           Year that were not subject to withdrawal charges.

Col (9) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (10) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). Note that we do not impose the withdrawal charge on any Purchase
           Payment (or the PPB or earnings attributable to that Purchase Payment and PPB) withdrawn or surrendered more than eight Contribution Years following our receipt of that Purchase Payment.

Col (11) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column
           (10) x Column (7)).

Col (12) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).

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
PARTIAL WITHDRAWAL #1--EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,110 (= the greater of $0 and ([$11,100 + $0] X 10% - $0)) using the formula for
           Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,110), so the entire partial withdrawal is free of withdrawal charges. The
           Contract Value is reduced for the amount of the partial withdrawal ($11,100 - $1,000 = $10,100).

PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3--EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $1,020 (= the greater of $0 and ([$10,200 + $0] X 10% - $0)) using the formula for Column
           (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,020) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal
           ($10,200 - $500 = $9,700).

Line (5) --A partial withdrawal of $3,600 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $550 (= the greater of $0 and ([$10,000 + $500] X 10% - $500)) using the formula for
           Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year. Since the partial withdrawal requested exceeds the Free Withdrawal Amount, $3,050 of the partial withdrawal request is subject to a withdrawal charge
           ($3,050 = $3,600 - $550). For the purpose of calculating the withdrawal charge, the Purchase Payment (and PPB and earnings attributable to the Purchase Payment and PPB) from which the partial withdrawal is being withdrawn, is in it's
           4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 6% and the withdrawal charge is equal to $183 (= 6% X $3,050). The Contract Value is reduced for the amount of the partial withdrawal
           ($10,000 - $3,600 = $6,400).

           --IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
           CONTRACT: The partial withdrawal requested is less than the initial Purchase Payment (and PPB and earnings attributable to that Purchase Payment and PPB) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase Payment (and PPB earnings attributable to that Purchase Payment and PPB) for purposes of calculating the withdrawal charge.

PARTIAL WITHDRAWAL #4--EXPLANATION:

Line (11)  A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is equal to $890 (= the greater of $0 and [$8,900 + $0] X 10% - $0)) using the formula for Column
           (8) above. The partial withdrawal exceeds the Free
           Withdrawal Amount. As a result, $4,110 of the partial withdrawal request is subject to a withdrawal charge.
           However, because the amount being withdrawn is taken from a Purchase Payment (and PPB and earnings attributable to a Purchase Payment and PPB) that was made more than eight
           Contribution Years prior to the partial withdrawal, no withdrawal charge is assessed. The Contract Value is reduced for the amount of the partial withdrawal
           ($8,900 - $5,000 = $3,900).

For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which they were received.

Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

    - You make a $15,000 Purchase Payment in the first Contract Year.

    - You make a $10,000 Purchase Payment in the fourth Contract year.

    - In the fifth Contract Year, the $15,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its fifth Contribution year and the $10,000 Purchase Payment (and the PPB and earnings attributable to that Purchase Payment and PPB) is in its second Contribution Year.

The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in their eighth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

    - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

    - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

    - if you become disabled.

The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

"Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Such disability or confinement must not be due to:

    - substance abuse, or

    - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

"Skilled Health Care Facility" means a place which:

    - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

    - provides skilled nursing care under the supervision of a physician;

    - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

    - keeps a medical record in accordance with accepted professional standards and practices for each patient.

"Hospital" means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then "hospital" means a place that is operated as a hospital pursuant to law.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.

D. COMMUTATION CHARGE

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

For a fixed Annuity Option:

    1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

    2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

    1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

    2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.

F. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments (not including corresponding PPBs). If we pay state premium taxes, we will deduct the amount paid from:

    - Purchase Payments when we receive them, and/or

    - Partial withdrawals or full surrender, and/or

    - Death benefits, and/or

    - Contract Value applied to an Annuity Option at the time annuity payments start, and/or

    - Annuity payments when we pay them, and/or

    - If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, monthly Settlement Payments when we pay them (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid. In no case will we deduct a total of more than the premium tax that we paid.

See "APPENDIX A--State Premium Tax Chart" in the Statement of Additional Information.

G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

    - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

    - the total amount of Purchase Payments to be received and the method in which they will be remitted;

    - any prior or existing relationship with us;

    - the level of commission paid to selling broker-dealers;

    - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

    - the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

                               THE ANNUITY PERIOD

Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS") We do not permit partial annuitization.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009 and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

1. ANNUITY PAYMENTS

The amount of the first annuity payment depends on:

    - the selected Annuity Option; and

    - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5); and

    - the age and gender of the Annuitant; and

    - the Withdrawal Value on the Annuity Date; and

    - the assumed investment rate (if variable annuitization is elected); and

    - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Unless prohibited under state law and excluding certain employee plans, the sex of the Annuitant influences the amount of periodic payments, where unisex rates apply), as males are expected to have a shorter life span than females, also resulting in larger payments.

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.

2. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.

An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options that are available to a Beneficiary are limited. The Annuity Options available are:

    - Option 2 over the lifetime of the Beneficiary; or

    - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original payment . Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

When you are choosing an Annuity Option, you should consider that:

    - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

    - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

    - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.

3. ALLOCATION OF ANNUITY

Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.

4. FIXED ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.

5. VARIABLE ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity

Units per payment for each Subaccount by the Annuity Unit value for that Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.

6. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate (or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.

The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

ANNUITY UNIT VALUE. Annuity Unit values are determined independently for each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

    a.  is the Annuity Unit value at the end of the preceding Valuation Period

    b.  is the net investment experience factor for the current Valuation Period

    c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

    x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

    y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period

7. TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

    - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

    - Your interest in a Subaccount must be transferred in increments of 25%.

    - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

    - You may not transfer to or from the Fixed Account.

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We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

    A = The number of Annuity Units per payment for the Subaccount you are transferring from;

    B = The Annuity Unit value of the Subaccount you are transferring from; and

    C = The Annuity Unit value of the Subaccount you are transferring to.

TRANSFER PROCEDURES--We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.

8. DEATH PROCEEDS

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or 2) any remaining payments under Annuity Option 1. The charge is equal to the following:

For a fixed Annuity Option:

    1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

    2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

    1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

    2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

        We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

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If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

    - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

    - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

9. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

10. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless prohibited under state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.

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                          PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

    - during any period when the New York Stock Exchange is closed;

    - when trading is restricted or the SEC determines an emergency exists; or

    - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.

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                              FEDERAL TAX MATTERS

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

In this discussion, PPBs are treated as earnings for tax purposes.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

    - the Contract must be owned by an individual;

    - Separate Account investments must be "adequately diversified";

    - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

    - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

    - certain Contracts acquired by a decedent's estate due to the death of the decedent;

    - certain Qualified Contracts;

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    - certain Contracts used with structured settlement agreements; and

    - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

PUBLICLY-AVAILABLE FUNDS. Several of the Funds offered through the Separate Account are also available to the general public The IRS has ruled that investing in mutual funds shares that are "publicly-available," I.E., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.

Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds,the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a

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period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL DEFENSE OF MARRIAGE ACT. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age (E.G., past age 85), the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments (not including any corresponding PPBs) minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income. Credits we make to your Contract in connection with the PPB are not part of your investment in your Contract (and thus, for tax purposes, are treated in the same way as investment gains). All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

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The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. Please consult a tax advisor before taking distributions from your Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments. For income tax purposes, the PPB you receive is not considered "investment in the contract." This means the PPB will be taxed.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

    - if distributed in a lump sum are taxed like a full withdrawal, or

    - if distributed under an Annuity Option are taxed like annuity payments.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

    - received on or after you reach age 59 1/2;

    - received due to your disability;

    - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

    - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

    - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.

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6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment (but not including any corresponding PPBs) made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (E.G. as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may

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be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

    - received after you reach age 59 1/2,

    - received after your death or because of your disability, or

    - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

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SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).  The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

    - Roth IRA contributions are never deductible;

    - "qualified distributions" from a Roth IRA are excludable from income;

    - mandatory distribution rules do not apply before death;

    - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

    - special eligibility requirements apply; and

    - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax

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consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

    - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

    - earnings on those contributions; and

    - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

    - minimum distributions required under Section 401(a)(9) of the Code,

    - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and

    - hardship distributions.

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Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

1. FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent in detail and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

2. GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer ("GST") tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

3. MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain

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circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (E.G. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

4. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

5. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

6. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

7. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits (E.G., the GLWB Rider) might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with

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minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

If you are purchased the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law.

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                           DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate
Account:

                     EPOCH SECURITIES, INC. ("DISTRIBUTOR")
       MAILING ADDRESS: 30 HUDSON ST., 27TH FLOOR, JERSEY CITY, NJ 07032
              132 TURNPIKE ROAD, SUITE 210, SOUTHBOROUGH, MA 01772

The Distributor is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS. We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may

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wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

                                 VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at www.commonwealthannuity.com.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.

                             DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a

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declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

    - the number of designated monthly transfers has been completed,

    - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

    - we receive your written termination at our Service Center at least five business days before the next transfer date, or

    - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                          AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments (and corresponding PPBs) and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

    - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

    - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments (and corresponding PPBs).

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You may elect Automatic Asset Rebalancing at any time on or after the Date of
Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments (and corresponding PPBs) paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments (and corresponding PPBs) in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments (and corresponding PPBs) accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.

                           SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.

                             SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

    - the Separate Account; or

    - the ability of the principal underwriter to perform its contract with the Separate Account; or

    - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Experts; Financial Statements; Financial Statements of Commonwealth Annuity and Life Insurance Company; Appendix A State Premium Tax Chart. Please read the Statement of Additional Information in conjunction with this Prospectus.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.

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                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

The Fixed Account Contract Value includes:

    1.  your Purchase Payments allocated to the Fixed Account;

    2. amounts transferred from a Subaccount to the Fixed Account at your request; and

    3.  the interest credited to amounts so allocated or transferred.

We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account. We reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%.

We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate

                                      A-1
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applicable for that period. We reserve the right to declare the current Fixed
Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. In addition to the provisions under B. THE ACCUMULATION PERIOD--4. TRANSFERS DURING THE ACCUMULATION PERIOD in the prospectus, the following apply to transfers from the Fixed Account during the Accumulation Period:

    - The Contract provides that transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. The Company is currently waiving this requirement, but reserves the right to enforce the provision in the future. We reserve the right to apply the restriction to transfers made under a systematic investment program approved by the Company.

    - The Contract provides that a transfer out of the Fixed Account is limited to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

    - The Company reserves the right to transfer the entire Fixed Account Contract Value if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

    - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Transfers to or from the Fixed Account are also subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. The Company reserves the right to amend its Disruptive Trading rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account. Transfers to and from the Fixed Account are not permitted during the Annuity Period.

                                   APPENDIX B

               IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code,
Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.  The Contract must be nontransferable by the Owner.

3.  The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "REQUIRED DISTRIBUTIONS"). However,
Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under
Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "ROLLOVERS AND DIRECT TRANSFERS"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under
Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,000 for 2012. After 2012, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $12,000 for 2012 ($5,000 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

    a.  The maximum annual contribution, or

    b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participants in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

JOINT RETURNS: $92,000-$112,000

SINGLE TAXPAYERS: $58,000-$68,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $173,000 and $183,000. These amounts may be indexed for cost of living increases in future years.

To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional

IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP IRAS

1.  SEP IRA rules concerning eligibility and contributions are governed by Code
Section 408(k). The maximum deductible employer contribution for a SEP IRA is the lesser of $50,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $5,000 or $6,000, depending upon age).

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $11,500 for 2012 or $14,000 if you are over age
50. After 2012, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $250,000 of compensation in 2012, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (I.E., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (E.G., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (I.E., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

"Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. If you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $173,000 of modified adjusted gross income and no contributions are allowed above $183,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $110,000 of and no contributions are permitted above $125,000. These amounts may be indexed for cost of living increases in future years.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA. Beginning in 2010, adjusted gross income and filing status limitations on Roth IRA conversions no longer apply.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply. Income from a conversion in 2010 can be recognized one-half in 2011 and one-half in 2012, rather than all in 2010.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

    1.  To amounts that are rolled over or transferred tax free;

    2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

    3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

    4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

    5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth

IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.50%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year if the Accumulate Value is less than $50,000.

3. Withdrawal charges will be assessed based on the Contribution Years elapsed as described in the prospectus under the heading "Withdrawal Charge."

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Commonwealth Annuity.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

                             TERMINATION    END OF    TERMINATION    END OF    TERMINATION    END OF    TERMINATION
END OF YEAR                    VALUES*       YEAR       VALUES*       YEAR       VALUES*       YEAR       VALUES*
-----------                  -----------   --------   -----------   --------   -----------   --------   -----------
1..........................       948          9          9,564        17         21,344        25         36,427
2..........................     1,924         10         10,794        18         23,040        26         38,575
3..........................     2,925         11         12,169        19         24,787        27         40,788
4..........................     3,956         12         13,585        20         26,587        28         43,068
5..........................     5,015         13         15,045        21         28,440        29         45,416
6..........................     6,105         14         16,550        22         30,349        30         47,834
7..........................     7,226         15         18,100        23         32,315
8..........................     8,378         16         19,698        24         34,341

------------------------

*   Includes applicable withdrawal charges

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.)

                             TERMINATION    END OF    TERMINATION    END OF    TERMINATION    END OF    TERMINATION
END OF YEAR                    VALUES*       YEAR       VALUES*       YEAR       VALUES*       YEAR       VALUES*
-----------                  -----------   --------   -----------   --------   -----------   --------   -----------
1..........................     4,886          9         5,910         17         7,144         25          8,781
2..........................     4,955         10         5,998         18         7,328         26          9,014
3..........................     5,075         11         6,147         19         7,518         27          9,254
4..........................     5,198         12         6,302         20         7,713         28          9,501
5..........................     5,324         13         6,460         21         7,914         29          9,756
6..........................     5,452         14         6,624         22         8,121         30         10,018
7..........................     5,584         15         6,792         23         8,334
8..........................     5,719         16         6,966         24         8,554

------------------------

*   Includes applicable withdrawal charges

                                   APPENDIX C

                        CONDENSED FINANCIAL INFORMATION

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2011.

Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.50%.

Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit Rider elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.70%.

In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

              TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
   (SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period................................      1.109       1.051       0.930       1.033    1.000
  End of Period......................................      1.168       1.109       1.051       0.930    1.033
Number of Units Outstanding at End of Period
  (in thousands).....................................    527.382     231.414      46.127       1,517      N/A

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.867       0.766       0.616       0.996    1.000
  End of Period......................................      0.869       0.867       0.766       0.616    0.996
Number of Units Outstanding at End of Period
  (in thousands).....................................     62.610      42.901      26.873       4,456      N/A

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND
  (SERVICE SHARES) (NO INFORMATION IS AVAILABLE
  BECAUSE THE FUND DID NOT BEGIN OPERATIONS UNTIL
  AFTER DECEMBER 31, 2011)
Unit Value:
  Beginning of Period................................        N/A         N/A         N/A         N/A      N/A
  End of Period......................................        N/A         N/A         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period................................      1.142       1.102       1.051       1.034    1.000
  End of Period......................................      1.196       1.142       1.102       1.051    1.034
Number of Units Outstanding at End of Period
  (in thousands).....................................    740.463     608.081     484.235     420,028      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period................................      1.092       0.929       0.595       1.021    1.000
  End of Period......................................      1.033       1.092       0.929       0.595    1.021
Number of Units Outstanding at End of Period
  (in thousands).....................................     89.865     117.924     108.474       9,876      N/A

GOLDMAN SACHS VIT LARGE CAP VALUE FUND SERVICE SHARES
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS
  NAME FROM THE GOLDMAN SACHS VIT GROWTH AND INCOME
  FUND (SERVICE SHARES))
Unit Value:
  Beginning of Period................................      0.808       0.740       0.637       0.987    1.000
  End of Period......................................      0.738       0.808       0.740       0.637    0.987
Number of Units Outstanding at End of Period
  (in thousands).....................................      2.854       1.910      21.988       2,823       30

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      1.095       1.000         N/A         N/A      N/A
  End of Period......................................      1.005       1.095         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      0.095       0.095         N/A         N/A      N/A

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.990       1.005       1.018       1.011    1.000
  End of Period......................................      0.975       0.990       1.005       1.018    1.011
Number of Units Outstanding at End of Period
  (in thousands).....................................  7,547.283   4,656.960   4,016.045   3,269,558      N/A

GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE
  SHARES) (EFFECTIVE APRIL 30, 2010, THIS FUND
  CHANGED ITS NAME FROM THE GOLDMAN SACHS VIT CAPITAL
  GROWTH FUND (SERVICE SHARES))
Unit Value:
  Beginning of Period................................      0.925       0.850       0.585       1.023    1.000
  End of Period......................................      0.885       0.925       0.850       0.585    1.023
Number of Units Outstanding at End of Period
  (in thousands).....................................     56.965      50.775      28.429       2,479      182

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.752       0.693       0.548       1.033    1.000
  End of Period......................................      0.628       0.752       0.693       0.548    1.033
Number of Units Outstanding at End of Period
  (in thousands).....................................    102.637     136.423      37.228       8,338      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.973       0.760       0.607       0.937    1.000
  End of Period......................................      0.962       0.973       0.760       0.607    0.937
Number of Units Outstanding at End of Period
  (in thousands).....................................     67.214     540.932      22.359         229       14

GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.792       0.714       0.599       0.968    1.000
  End of Period......................................      0.811       0.792       0.714       0.599    0.968
Number of Units Outstanding at End of Period
  (in thousands).....................................      4.620       4.199       0.523         N/A      N/A

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
  PORTFOLIO (CLASS B) (EFFECTIVE APRIL 25, 2008, THIS
  PORTFOLIO MERGED INTO THE ALLIANCEBERNSTEIN VPS
  U.S. GOVERNMENT HIGH GRADE PORTFOLIO (CLASS B),
  WHICH WAS THEN RENAMED THE ALLIANCEBERNSTEIN VPS
  INTERMEDIATE BOND PORTFOLIO (CLASS B) ON APRIL 25,
  2008)
Unit Value:
  Beginning of Period................................        N/A         N/A         N/A       1.046    1.000
  End of Period......................................        N/A         N/A         N/A         N/A    1.046
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period................................      1.223       1.140       0.979       1.046    1.000
  End of Period......................................      1.282       1.223       1.140       0.979    1.046
Number of Units Outstanding at End of Period
  (in thousands).....................................    359.166      82.851       3.347         N/A      N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period................................      0.621       0.605       0.457       0.993    1.000
  End of Period......................................      0.493       0.621       0.605       0.457    0.993
Number of Units Outstanding at End of Period
  (in thousands).....................................    160.250     166.792     121.936      20,048      N/A

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period................................      1.030       0.765       0.550       1.027    1.000
  End of Period......................................      1.057       1.030       0.765       0.550    1.027
Number of Units Outstanding at End of Period
  (in thousands).....................................    191.278     320.507      44.827       1,002      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period................................      1.045       0.838       0.596       0.944    1.000
  End of Period......................................      0.940       1.045       0.838       0.596    0.944
Number of Units Outstanding at End of Period
  (in thousands).....................................    147.697     134.868     213.380         736      N/A

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK-
  PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................................      1.077       1.000         N/A         N/A      N/A
  End of Period......................................      1.031       1.077         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    156.452       1.058         N/A         N/A      N/A

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.094       1.000         N/A         N/A      N/A
  End of Period......................................      1.061       1.094         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      3.646       0.138         N/A         N/A      N/A

FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.044       1.000         N/A         N/A      N/A
  End of Period......................................      1.035       1.044         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      2.098         N/A         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.047       1.000         N/A         N/A      N/A
  End of Period......................................      1.031       1.047         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.058       1.000         N/A         N/A      N/A
  End of Period......................................      1.038       1.058         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.058       1.000         N/A         N/A      N/A
  End of Period......................................      1.037       1.058         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     61.508      68.828         N/A         N/A      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.066       1.000         N/A         N/A      N/A
  End of Period......................................      1.037       1.066         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    112.160      84.249         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.073       1.000         N/A         N/A      N/A
  End of Period......................................      1.032       1.073         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     49.316      21.081         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.075       1.000         N/A         N/A      N/A
  End of Period......................................      1.029       1.075         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    118.624     121.240         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.080       1.000         N/A         N/A      N/A
  End of Period......................................      1.018       1.080         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    117.801      83.542         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.080       1.000         N/A         N/A      N/A
  End of Period......................................      1.018       1.080         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     21.784       9.586         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.081       1.000         N/A         N/A      N/A
  End of Period......................................      1.016       1.081         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     15.819       1.849         N/A         N/A      N/A

FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.083       1.000         N/A         N/A      N/A
  End of Period......................................      1.012       1.083         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      0.312         N/A         N/A         N/A      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.027       1.000         N/A         N/A      N/A
  End of Period......................................      1.026       1.027         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.114       1.000         N/A         N/A      N/A
  End of Period......................................      1.119       1.114         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    554.360         N/A         N/A         N/A      N/A

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................................      1.063       1.000         N/A         N/A      N/A
  End of Period......................................      1.066       1.063         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     17.252       0.205         N/A         N/A      N/A

FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................................      1.144       1.000         N/A         N/A      N/A
  End of Period......................................      1.004       1.144         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     95.360     140.955         N/A         N/A      N/A

FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................................      1.125       1.000         N/A         N/A      N/A
  End of Period......................................      0.917       1.125         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     10.748     363.185         N/A         N/A      N/A

FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period................................      1.041       1.000         N/A         N/A      N/A
  End of Period......................................      1.071       1.041         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    183.858       1.651         N/A         N/A      N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (SERVICE
  CLASS 2) (LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period................................        N/A         N/A       0.556       1.049    1.000
  End of Period......................................        N/A         N/A         N/A       0.556    1.049
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period................................      1.025       0.924       0.691       0.998    1.000
  End of Period......................................      1.034       1.025       0.924       0.691    0.998
Number of Units Outstanding at End of Period
  (in thousands).....................................    926.571     374.636     154.855         330      N/A

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND
  (CLASS 2)
Unit Value:
  Beginning of Period................................      0.993       0.786       0.618       0.939    1.000
  End of Period......................................      0.941       0.993       0.786       0.618    0.939
Number of Units Outstanding at End of Period
  (in thousands).....................................    336.180     224.392     251.642      10,572       53

FT VIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND
  (CLASS 2)
Unit Value:
  Beginning of Period................................      0.963       0.874       0.719       1.020    1.000
  End of Period......................................      0.921       0.963       0.874       0.719    1.020
Number of Units Outstanding at End of Period
  (in thousands).....................................    214.411     162.091      68.940      14,106      N/A

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period................................      0.832       0.760       0.612       0.989    1.000
  End of Period......................................      0.811       0.832       0.760       0.612    0.989
Number of Units Outstanding at End of Period
  (in thousands).....................................     94.018     113.833      19.601       2,086      151

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
  (CLASS 2) (LIQUIDATED APRIL 30, 2010)
Unit Value:
  Beginning of Period................................        N/A       0.926       0.771       1.045    1.000
  End of Period......................................        N/A         N/A       0.926       0.771    1.045
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A      46.933       7,828      N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period................................      0.775       0.733       0.567       0.999    1.000
  End of Period......................................      0.710       0.775       0.733       0.567    0.999
Number of Units Outstanding at End of Period
  (in thousands).....................................    112.933      88.479          43       5,405      N/A

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
  (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2012, THIS FUND CHANGED ITS
  NAME FROM THE INVESCO VAN KAMPEN V.I. CAPITAL
  GROWTH FUND (SERIES II SHARES) AND NO INFORMATION
  IS PRESENTED BECAUSE THE FUND WAS NOT AVAILABLE
  UNDER THE CONTRACT UNTIL AFTER DECEMBER 31, 2011)
Unit Value:
  Beginning of Period................................        N/A         N/A         N/A         N/A      N/A
  End of Period......................................        N/A         N/A         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS
  NAME FROM THE AIM V.I. CORE EQUITY FUND (SERIES II
  SHARES))
Unit Value:
  Beginning of Period................................      0.941       0.875       0.694       1.011    1.000
  End of Period......................................      0.924       0.941       0.875       0.694    1.011
Number of Units Outstanding at End of Period
  (in thousands).....................................     48.419      42.849      14.210       1,966      N/A

INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II
  SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS
  NAME FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
  (SERIES II SHARES))
Unit Value:
  Beginning of Period................................      1.015       1.000         N/A         N/A      N/A
  End of Period......................................      1.037       1.015         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................     44.036         N/A         N/A         N/A      N/A

INVESCO V.I. LEISURE FUND (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2012, THIS FUND MERGED INTO
  THE INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND
  (SERIES II SHARES), WHICH WAS THEN RENAMED THE
  INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
  (SERIES II SHARES))
Unit Value:
  Beginning of Period................................      0.812       0.679       0.520       0.930    1.000
  End of Period......................................      0.767       0.812       0.679       0.520    0.930
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         N/A      N/A

JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      1.045       0.845       0.594       1.071    1.000
  End of Period......................................      1.012       1.045       0.845       0.594    1.071
Number of Units Outstanding at End of Period
  (in thousands).....................................     85.669      64.999      73.092      11,434       41

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.974       0.928       0.645       1.177    1.000
  End of Period......................................      0.892       0.974       0.928       0.645    1.177
Number of Units Outstanding at End of Period
  (in thousands).....................................    156.933     236.703      49.864       9,466      N/A

JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO
  (SERVICE SHARES) (LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period................................        N/A         N/A       0.586       0.928    1.000
  End of Period......................................        N/A         N/A         N/A       0.586    0.928
Number of Units Outstanding at End of Period
  (in thousands).....................................        N/A         N/A         N/A         966      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE
  SHARES)
Unit Value:
  Beginning of Period................................      1.056       0.929       0.710       0.999    1.000
  End of Period......................................      1.009       1.056       0.929       0.710    0.999
Number of Units Outstanding at End of Period
  (in thousands).....................................    366.604     248.303      43.347       9,703       12

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES
  (SERVICE CLASS)
Unit Value:
  Beginning of Period................................      1.208       1.000         N/A         N/A      N/A
  End of Period......................................      1.065       1.208         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      9.974       4.445         N/A         N/A      N/A

MFS-REGISTERED TRADEMARK- UTILITIES SERIES (SERVICE
  CLASS)
Unit Value:
  Beginning of Period................................      1.113       1.000         N/A         N/A      N/A
  End of Period......................................      1.168       1.113         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................    130.757       0.109         N/A         N/A      N/A

OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.733       0.660       0.551       0.993    1.000
  End of Period......................................      0.725       0.733       0.660       0.551    0.993
Number of Units Outstanding at End of Period
  (in thousands).....................................    203.499     152.408      31.327       4,756      N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE
  SHARES)
Unit Value:
  Beginning of Period................................      0.922       0.809       0.589       1.001    1.000
  End of Period......................................      0.830       0.922       0.809       0.589    1.001
Number of Units Outstanding at End of Period
  (in thousands).....................................    152.004     323.092     428.679      15,881      120

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE
  SHARES) (EFFECTIVE APRIL 30, 2010, THIS FUND
  CHANGED ITS NAME FROM THE OPPENHEIMER STRATEGIC
  BOND FUND/VA (SERVICE SHARES))
Unit Value:
  Beginning of Period................................      1.163       1.028       0.882       1.047    1.000
  End of Period......................................      1.153       1.163       1.028       0.882    1.047
Number of Units Outstanding at End of Period
  (in thousands).....................................    207.756     664.455      25.983       8,029      147

OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      1.065       1.000         N/A         N/A      N/A
  End of Period......................................      1.022       1.065         N/A         N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................................      2.851       4.144         N/A         N/A      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................................      0.953       0.786       0.583       0.953    1.000
  End of Period......................................      0.916       0.953       0.786       0.583    0.953
Number of Units Outstanding at End of Period
  (in thousands).....................................     65.950      70.490     120.855       4,461      N/A

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................................      0.821       0.763       0.669       1.007    1.000
  End of Period......................................      0.779       0.821       0.763       0.669    1.007
Number of Units Outstanding at End of Period
  (in thousands).....................................     45.227      29.584       5.693         634      N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................................      0.927       0.814       0.475       1.152    1.000
  End of Period......................................      0.697       0.927       0.814       0.475    1.152
Number of Units Outstanding at End of Period
  (in thousands).....................................    467.295     600.953     646.279      46,816        6

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................................      1.005       0.848       0.596       0.938    1.000
  End of Period......................................      0.967       1.005       0.848       0.596    0.938
Number of Units Outstanding at End of Period
  (in thousands).....................................     85.933      88.320      87.015         N/A      N/A

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................................      0.903       0.778       0.630       0.970    1.000
  End of Period......................................      0.837       0.903       0.778       0.630    0.970
Number of Units Outstanding at End of Period
  (in thousands).....................................     59.778      16.545       7.645         175      N/A

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period................................      1.001       0.937       0.793       1.012    1.000
  End of Period......................................      0.968       1.001       0.937       0.793    1.012
Number of Units Outstanding at End of Period
  (in thousands).....................................    205.527     177.445     131.508      56,191      N/A

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period................................      0.800       0.721       0.566       1.002    1.000
  End of Period......................................      0.729       0.800       0.721       0.566    1.002
Number of Units Outstanding at End of Period
  (in thousands).....................................     36.154      46.028      11.472       6,386      N/A

                                                                       YEAR ENDED DECEMBER 31ST
                                                       --------------------------------------------------------
SUB-ACCOUNT                                              2011        2010        2009        2008        2007
-----------                                            ---------   ---------   ---------   ---------   --------
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period................................      0.911       0.840       0.677       1.012    1.000
  End of Period......................................      0.866       0.911       0.840       0.677    1.012
Number of Units Outstanding at End of Period
  (in thousands).....................................    367.414     330.572     288.131      15,307      N/A

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period................................      0.834       0.760       0.600       1.005    1.000
  End of Period......................................      0.771       0.834       0.760       0.600    1.005
Number of Units Outstanding at End of Period
  (in thousands).....................................    420.248     448.747     406.155     339,944      265

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES
  FUND (CLASS A)
Unit Value:
  Beginning of Period................................      0.656       0.591       0.449       0.953    1.000
  End of Period......................................      0.520       0.656       0.591       0.449    0.953
Number of Units Outstanding at End of Period
  (in thousands).....................................     38.832      47.050      23.486         415      N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period................................      0.824       0.658       0.534       0.919    1.000
  End of Period......................................      0.891       0.824       0.658       0.534    0.919
Number of Units Outstanding at End of Period
  (in thousands).....................................     32.055      43.136      51.806       1,451       67

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND (CLASS A)
  (EFFECTIVE JULY 31, 2010, THIS FUND CHANGED ITS
  NAME FROM THE GOLDMAN SACHS TOLLKEEPER FUND
  (CLASS A))
Unit Value:
  Beginning of Period................................      1.250       1.021       0.613       1.140    1.000
  End of Period......................................      1.068       1.250       1.021       0.613    1.140
Number of Units Outstanding at End of Period
  (in thousands).....................................    209.013     916.837     454.367         N/A      N/A

   TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT RIDER OPTION ELECTED (SEPARATE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE SEPARATE
                                    ACCOUNT)

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.102      1.046      0.927     1.032      1.000
  End of Period.............................................    1.059      1.102      1.046     0.927      1.032
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.163        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.861      0.762      0.614     0.996      1.000
  End of Period.............................................    0.861      0.861      0.762     0.614      0.996
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND (SERVICE
  SHARES) (NO INFORMATION IS AVAILABLE BECAUSE THE FUND DID
  NOT BEGIN OPERATIONS UNTIL AFTER DECEMBER 31, 2011)
Unit Value:
  Beginning of Period.......................................      N/A        N/A        N/A       N/A        N/A
  End of Period.............................................      N/A        N/A        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT GOVERNMENT INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.134      1.097      1.048     1.034      1.000
  End of Period.............................................    1.185      1.134      1.097     1.048      1.034
Number of Units Outstanding at End of Period
  (in thousands)............................................    1.992      0.712        N/A       N/A        N/A

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.085      0.925      0.593     1.020      1.000
  End of Period.............................................    1.024      1.085      0.925     0.593      1.020
Number of Units Outstanding at End of Period
  (in thousands)............................................    2.904      1.272      0.265        55        N/A

GOLDMAN SACHS VIT LARGE CAP VALUE FUND SERVICE SHARES
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS NAME FROM
  THE GOLDMAN SACHS VIT GROWTH AND INCOME FUND (SERVICE
  SHARES))
  Beginning of Period.......................................    0.803      0.737      0.636     0.986      1.000
  End of Period.............................................    0.732      0.803      0.737     0.636      0.986
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.094      1.000        N/A       N/A        N/A
  End of Period.............................................    1.002      1.094        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.983      1.000      1.016     1.011      1.000
  End of Period.............................................    0.966      0.983      1.000     1.016      1.011
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.285    125.153    125.159     0.302        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS NAME FROM
  THE GOLDMAN SACHS VIT CAPITAL GROWTH FUND (SERVICE
  SHARES))
Unit Value:
  Beginning of Period.......................................    0.919      0.846      0.583     1.022      1.000
  End of Period.............................................    0.877      0.919      0.846     0.583      1.022
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.747      0.690      0.547     1.032      1.000
  End of Period.............................................    0.623      0.747      0.690     0.547      1.032
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    0.966      0.757      0.605     0.936      1.000
  End of Period.............................................    0.954      0.966      0.757     0.605      0.936
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND (SERVICE
  SHARES)
Unit Value:
  Beginning of Period.......................................    0.787      0.711      0.598     0.967      1.000
  End of Period.............................................    0.804      0.787      0.711     0.598      0.967
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO
  (CLASS B) (EFFECTIVE APRIL 25, 2008, THIS PORTFOLIO
  MERGED INTO THE ALLIANCEBERNSTEIN VPS U.S. GOVERNMENT HIGH
  GRADE PORTFOLIO (CLASS B), WHICH WAS THEN RENAMED THE
  ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
  (CLASS B) ON APRIL 25, 2008)
Unit Value:
  Beginning of Period.......................................      N/A        N/A        N/A     1.045      1.000
  End of Period.............................................      N/A        N/A        N/A       N/A      1.045
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.215      1.135      0.977     1.045      1.000
  End of Period.............................................    1.271      1.215      1.135     0.977      1.045
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.490      0.075        N/A       N/A        N/A

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    0.617      0.602      0.456     0.992      1.000
  End of Period.............................................    0.489      0.617      0.602     0.456      0.992
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.023      0.762      0.548     1.026      1.000
  End of Period.............................................    1.048      1.023      0.762     0.548      1.026
Number of Units Outstanding at End of Period
  (in thousands)............................................    2.504      1.131      0.193     0.197        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS B)
Unit Value:
  Beginning of Period.......................................    1.038      0.834      0.595     0.943      1.000
  End of Period.............................................    0.932      1.038      0.834     0.595      0.943
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO
  (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.075      1.000        N/A       N/A        N/A
  End of Period.............................................    1.028      1.075        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................    2.198      0.847        N/A       N/A        N/A

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.093      1.000        N/A       N/A        N/A
  End of Period.............................................    1.058      1.093        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.043      1.000        N/A       N/A        N/A
  End of Period.............................................    1.032      1.043        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.046      1.000        N/A       N/A        N/A
  End of Period.............................................    1.027      1.046        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.057      1.000        N/A       N/A        N/A
  End of Period.............................................    1.034      1.057        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.057      1.000        N/A       N/A        N/A
  End of Period.............................................    1.033      1.057        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.065      1.000        N/A       N/A        N/A
  End of Period.............................................    1.034      1.065        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.071      1.000        N/A       N/A        N/A
  End of Period.............................................    1.028      1.071        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.073      1.000        N/A       N/A        N/A
  End of Period.............................................    1.025      1.073        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.078      1.000        N/A       N/A        N/A
  End of Period.............................................    1.015      1.078        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.079      1.000        N/A       N/A        N/A
  End of Period.............................................    1.015      1.079        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.080      1.000        N/A       N/A        N/A
  End of Period.............................................    1.012      1.080        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.082      1.000        N/A       N/A        N/A
  End of Period.............................................    1.009      1.082        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.026      1.000        N/A       N/A        N/A
  End of Period.............................................    1.022      1.026        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE
  CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.112      1.000        N/A       N/A        N/A
  End of Period.............................................    1.115      1.112        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.062      1.000        N/A       N/A        N/A
  End of Period.............................................    1.062      1.062        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.142      1.000        N/A       N/A        N/A
  End of Period.............................................    1.001      1.142        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.124      1.000        N/A       N/A        N/A
  End of Period.............................................    0.914      1.124        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.040      1.000        N/A       N/A        N/A
  End of Period.............................................    1.068      1.040        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FT VIP FRANKLIN GLOBAL COMMUNICATIONS FUND (SERVICE
  CLASS 2) (LIQUIDATED ON APRIL 24, 2009)
Unit Value:
  Beginning of Period.......................................      N/A        N/A      0.555     1.049      1.000
  End of Period.............................................      N/A        N/A        N/A     0.555      1.049
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FT VIP FRANKLIN INCOME SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    1.018      0.919      0.690     0.998      1.000
  End of Period.............................................    1.025      1.018      0.919     0.690      0.998
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    0.986      0.782      0.616     0.938      1.000
  End of Period.............................................    0.933      0.986      0.782     0.616      0.938
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FT VIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    0.957      0.869      0.717     1.019      1.000
  End of Period.............................................    0.913      0.957      0.869     0.717      1.019
Number of Units Outstanding at End of Period
  (in thousands)............................................    3.076      1.279      0.341     0.349        N/A

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    0.827      0.756      0.610     0.988      1.000
  End of Period.............................................    0.804      0.827      0.756     0.610      0.988
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.277      0.042        N/A       N/A        N/A

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 2)
  (LIQUIDATED ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.......................................      N/A      0.921      0.769     1.045      1.000
  End of Period.............................................      N/A        N/A      0.921     0.769      1.045
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................................    0.770      0.729      0.566     0.999      1.000
  End of Period.............................................    0.704      0.770      0.729     0.566      0.999
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND (SERIES II
  SHARES)
  (EFFECTIVE APRIL 30, 2012, THIS FUND CHANGED ITS NAME FROM
  THE INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND
  (SERIES II SHARES) AND NO INFORMATION IS PRESENTED BECAUSE
  THE FUND WAS NOT AVAILABLE UNDER THE CONTRACT UNTIL AFTER
  DECEMBER 31, 2011)
Unit Value:
  Beginning of Period.......................................      N/A        N/A        N/A       N/A        N/A
  End of Period.............................................      N/A        N/A        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS NAME FROM
  THE AIM V.I. CORE EQUITY FUND (SERIES II SHARES))
Unit Value:
  Beginning of Period.......................................    0.935      0.871      0.692     1.010      1.000
  End of Period.............................................    0.916      0.935      0.871     0.692      1.010
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS NAME FROM
  THE AIM V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES))
Unit Value:
  Beginning of Period.......................................    1.014      1.000        N/A       N/A        N/A
  End of Period.............................................    1.034      1.014        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

INVESCO V.I. LEISURE FUND (SERIES II SHARES)
  (EFFECTIVE APRIL 30, 2012, THIS FUND MERGED INTO THE
  INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II
  SHARES), WHICH WAS THEN RENAMED THE INVESCO VAN KAMPEN
  V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES))
Unit Value:
  Beginning of Period.......................................    0.806      0.676      0.519     0.929      1.000
  End of Period.............................................    0.760      0.806      0.676     0.519      0.929
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

JANUS ASPEN ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.038      0.841      0.592     1.070      1.000
  End of Period.............................................    1.003      1.038      0.841     0.592      1.070
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

JANUS ASPEN FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.967      0.924      0.644     1.176      1.000
  End of Period.............................................    0.885      0.967      0.924     0.644      1.176
Number of Units Outstanding at End of Period
  (in thousands)............................................    3.952      1.666      0.302     0.308        N/A

JANUS ASPEN PERKINS SMALL COMPANY VALUE PORTFOLIO (SERVICE
  SHARES) (LIQUIDATED ON MAY 1, 2009)
Unit Value:
  Beginning of Period.......................................      N/A        N/A      0.584     0.927      1.000
  End of Period.............................................      N/A        N/A        N/A     0.584      0.927
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.049      0.925      0.708     0.999      1.000
  End of Period.............................................    1.000      1.049      0.925     0.708      0.999
Number of Units Outstanding at End of Period
  (in thousands)............................................    2.253      0.858        N/A       N/A        N/A

MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES (SERVICE
  CLASS)
Unit Value:
  Beginning of Period.......................................    1.207      1.000        N/A       N/A        N/A
  End of Period.............................................    1.062      1.207        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

MFS-REGISTERED TRADEMARK- UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................................    1.111      1.000        N/A       N/A        N/A
  End of Period.............................................    1.164      1.111        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................    2.070      0.788        N/A       N/A        N/A

OPPENHEIMER BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.728      0.657      0.550     0.992      1.000
  End of Period.............................................    0.718      0.728      0.657     0.550      0.992
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.749      0.537      0.314     0.056        N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.915      0.805      0.588     1.001      1.000
  End of Period.............................................    0.823      0.915      0.805     0.588      1.001
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
  (EFFECTIVE APRIL 30, 2010, THIS FUND CHANGED ITS NAME FROM
  THE OPPENHEIMER STRATEGIC BOND FUND/VA (SERVICE SHARES))
Unit Value:
  Beginning of Period.......................................    1.155      1.024      0.879     1.046      1.000
  End of Period.............................................    1.143      1.155      1.024     0.879      1.046
Number of Units Outstanding at End of Period
  (in thousands)............................................    3.567      1.439      0.200     0.039        N/A

OPPENHEIMER HIGH INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    1.063      1.000        N/A       N/A        N/A
  End of Period.............................................    1.018      1.063        N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

OPPENHEIMER MAIN STREET SMALL CAP
  FUND-REGISTERED TRADEMARK-/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................................    0.946      0.782      0.581     0.952      1.000
  End of Period.............................................    0.908      0.946      0.782     0.581      0.952
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

PIONEER CULLEN VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    0.815      0.759      0.667     1.006      1.000
  End of Period.............................................    0.772      0.815      0.759     0.667      1.006
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    0.920      0.810      0.473     1.151      1.000
  End of Period.............................................    0.691      0.920      0.810     0.473      1.151
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.696      0.501      0.318     0.071        N/A

PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................................    0.998      0.844      0.594     0.937      1.000
  End of Period.............................................    0.959      0.998      0.844     0.594      0.937
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.686      0.462      0.281        58        N/A

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................................    0.897      0.774      0.629     0.969      1.000
  End of Period.............................................    0.830      0.897      0.774     0.629      0.969
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.995      0.933      0.791     1.011      1.000
  End of Period.............................................    0.959      0.995      0.933     0.791      1.011
Number of Units Outstanding at End of Period
  (in thousands)............................................  216.478    238.378        N/A       N/A        N/A

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.795      0.718      0.565     1.001      1.000
  End of Period.............................................    0.723      0.795      0.718     0.565      1.001
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.905      0.836      0.676     1.011      1.000
  End of Period.............................................    0.859      0.905      0.836     0.676      1.011
Number of Units Outstanding at End of Period
  (in thousands)............................................   60.711     58.552        N/A       N/A        N/A

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.828      0.756      0.598     1.004      1.000
  End of Period.............................................    0.765      0.828      0.756     0.598      1.004
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
  (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.651      0.588      0.448     0.952      1.000
  End of Period.............................................    0.516      0.651      0.588     0.448      0.952
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................................    0.819      0.655      0.533     0.918      1.000
  End of Period.............................................    0.884      0.819      0.655     0.533      0.918
Number of Units Outstanding at End of Period
  (in thousands)............................................      N/A        N/A        N/A       N/A        N/A

                                                                            YEAR ENDED DECEMBER 31ST
                                                              ----------------------------------------------------
SUB-ACCOUNT                                                     2011       2010       2009       2008       2007
-----------                                                   --------   --------   --------   --------   --------
GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND (CLASS A)
  (EFFECTIVE JULY 31, 2010, THIS FUND CHANGED ITS NAME FROM
  THE GOLDMAN SACHS TOLLKEEPER FUND (CLASS A))
Unit Value:
  Beginning of Period.......................................    1.242      1.017      0.611     1.140      1.000
  End of Period.............................................    1.059      1.242      1.017     0.611      1.140
Number of Units Outstanding at End of Period
  (in thousands)............................................    0.163      0.166      0.169     0.173        N/A

                                   APPENDIX D

             GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER

Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. The following information is provided for the benefit of Contract Owners who purchased the GLWB Rider prior to June 1, 2009.

DEFINITIONS

The following are definitions of important terms we use in connection with describing the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider:

COVERED PERSON is:

    - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
     Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

MAXIMUM ANNUITY DATE means:

    - The latest Valuation Date on which annuity payments may commence.

GUARANTEED WITHDRAWAL BALANCE means:

    - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

    - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.

GUARANTEED WITHDRAWAL AMOUNT means:

    - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

    - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.

LIFETIME INCOME BASE means:

    - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

    - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME AMOUNT means:

    - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

    - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME DATE means:

    - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to redetermine the Lifetime Income Date.

GROSS WITHDRAWAL means:

    - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.

NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

    - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

    - does NOT cause total Gross Withdrawals during a Contract Year beginning on or after the Lifetime Income Date to exceed the Lifetime Income Amount; or

    - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.

EXCESS WITHDRAWAL means a Gross Withdrawal that:

    - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

    - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

    - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.

SETTLEMENT PAYMENTS mean:

    - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.

BENEFIT PHASE occurs:

    - when the Contract Value is reduced to zero due to:

       - a Non-Excess Withdrawal; OR

       - poor market performance; OR

       - the assessment of Contract fees and charges, including the GLWB Rider charge

    - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

STEP-UP means:

    - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.

BONUS means:

    - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

                                     * * *

THE GLWB RIDER

If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, for an additional charge the optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider") provides certain guarantees. In general, and subject to certain conditions, the GLWB Rider guarantees the following:

    1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including any PPB). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

    2.  If your Contract Value is greater than zero on the Lifetime Income Date:
       We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
       Date) or if your

       Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

    3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elect the GLWB Rider annuitization option on the Maximum Annuity Date.

The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income
Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

We make the above guarantees subject to the rules below:

    - You limit your withdrawals each Contract Year to Non-Excess Withdrawals.

    - You do not annuitize under one of the Annuity Options in the Contract.

    - You do not terminate or surrender the Contract.

    - There is no divorce prior to the Benefit Phase Start Date.

    - In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

    - In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.

THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION.

IMPORTANT: We offered two coverage options: where the GLWB Rider covers one Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there are one or two Covered Persons. Please pay careful attention to this designation, as it impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.

IMPORTANT CONSIDERATIONS

AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE GLWB RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER.

ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES.

Please carefully consider the following:

    - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

    - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

    - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

    - You may not cancel the Rider once it is issued.

    - You begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

    - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

    - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

    - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

    - Any Settlement Payments that we make are subject to our financial strength and claims-paying ability.

    - Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider.

PURCHASING THE GLWB RIDER

Prior to its discontinuance, the GLWB Rider was only available to Qualified Contracts. The GLWB Rider was available only by electing it on the initial Contract application, and could not be elected after the Date of Issue.

In the case of GLWB Plus For One, the Rider could be elected only if the Covered Person had not attained age 76. In the case of joint Owners, the age of the older Owner determined eligibility. Where the Owner is a non-natural person, we determined eligibility by the age of the older Annuitant on the Date of Issue.

In the case of GLWB Plus For Two, the Rider could be elected only if the older Covered Person had not attained age 76. Also, both Covered Persons must have had birthdates less than 6 years apart from each other. For example, assume you purchased a Contract on November 1, 2007 and you wished to select GLWB Plus For
Two:

    - EXAMPLE 1: You are born July 1, 1942 and your spouse is born June 1, 1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

    - EXAMPLE 2: You are born July 1, 1942 and your spouse is born August 1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

We required due proof of age before issuing the Rider. We reserved the right to accept or refuse to issue the GLWB Rider at our sole discretion. We reserved the right to discontinue offering the Rider at any time. The Rider was not available in all states.

COVERED PERSONS

If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there will be one or two Covered Persons. This designation impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You chose either the GLWB Plus For One or the GLWB Plus For Two when you elected the GLWB Rider.

In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person is the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

In the case of GLWB Plus For Two, you and your spouse are the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity Date).

We determine the Covered Person(s) at the time you elected the Rider. A Covered Person cannot be added or changed after the Date of Issue.

NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DID NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

    - You could have elected only GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You are the Covered Person.

IF YOU DID HAVE A SPOUSE ON THE DATE OF ISSUE:

For Qualified Contracts:

       - Under the Internal Revenue Code of 1986, as amended (the "Code"), only one spouse may be named as the sole Owner.

       - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

       - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

For Non-Qualified Contracts, you chose one of the following options:

    1)  one spouse was named as the sole Owner

       - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

       - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

                                      OR:

    2)  both spouses were named as joint Owners and Beneficiaries

       - If you elected GLWB Plus For One, the Covered Person is the older Owner

       - If you elected GLWB Plus For Two, the Covered Persons is both Owners.

A spouse must qualify as a "spouse" under the Code.

INVESTMENT OPTION RESTRICTIONS

If you elected the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

    - Goldman Sachs Balanced Strategy Portfolio (Class A)

    - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

    - Goldman Sachs Growth Strategy Portfolio (Class A)

    - Goldman Sachs VIT Money Market Fund (Service Shares)

YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

You should consult with your financial adviser to assist you in determining which Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.

GLWB RIDER CHARGE

We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

    - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.50%, of the Lifetime Income Base on that Monthiversary.

    - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.75%, of the Lifetime Income Base on that Monthiversary.

WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

    1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

    2)  On the Annuity Date.

    3)  Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

When we deduct the charge for the GLWB Rider, we will reduce Purchase Payments (and PPBs and earnings attributable to those Purchase Payments and PPBs) in the chronological order in which we received such Purchase Payments.

GUARANTEED AMOUNTS

THE GUARANTEED WITHDRAWAL BALANCE. On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

THE LIFETIME INCOME BASE. On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes and not including the corresponding PPB). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

THE GUARANTEED WITHDRAWAL AMOUNT. On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

THE LIFETIME INCOME AMOUNT. On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                         THEN:
---                                         -----
You take a Non-Excess Withdrawal              - we will decrease your Guaranteed Withdrawal Balance;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Base; and
                                                - we will not change your Guaranteed Withdrawal
                                                Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will not change your Lifetime Income Base; and
                                                - we will not change your Lifetime Income Amount.
                                            (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal                 - we will decrease your Guaranteed Withdrawal Balance;
                                              - we will decrease your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Guaranteed Withdrawal
                                                Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Amount.
                                            (See "TAKING WITHDRAWALS" below.)

You make an additional Purchase Payment       - we will increase your Guaranteed Withdrawal Balance;
                                              - we will increase your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will recalculate your Guaranteed Withdrawal
                                                Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount.
                                            (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)

We apply a Bonus and/or Step-Up               - we will not change your Guaranteed Withdrawal
                                              Balance;
                                              - we will not change your Guaranteed Withdrawal
                                              Amount;
                                              - we will increase your Lifetime Income Base; and
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount;
                                            (See "BONUS" and "STEP-UP" below)

TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

You may be assessed charges and penalties if you take withdrawals:

    - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so. We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" in the Prospectus)

    - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS" in the Prospectus)

You should carefully consider when to begin taking Non-Excess Withdrawals.

    - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income
     Date).

    - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.

NON-EXCESS WITHDRAWALS

IF:                                         THEN:
---                                         -----
You take a Non-Excess Withdrawal prior to
  the Lifetime Income Date:                 1. We will decrease the Guaranteed Withdrawal Balance by
                                               the amount of the withdrawal.
                                            2. We will decrease the Lifetime Income Base to equal
                                            the greater of:
                                              - the Lifetime Income Base immediately prior to the
                                              withdrawal minus the amount of the withdrawal; OR
                                              - the Lifetime Income Base immediately prior to the
                                              withdrawal multiplied by the Proportional Reduction
                                              Factor.
                                            3. Your Guaranteed Withdrawal Amount will not change.

                                            THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR
                                            CONTRACT VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR
                                            CONTRACT VALUE IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                         THEN:
---                                         -----
You take a Non-Excess Withdrawal on or
  after the Lifetime Income Date:           1. We will decrease the Guaranteed Withdrawal Balance by
                                               the amount of the withdrawal.
                                            2. Your Lifetime Income Base will not change.
                                            3. Your Lifetime Income Amount will not change.

THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                         THEN:
---                                         -----
You take an Excess Withdrawal prior to the
  Lifetime Income Date:                     1. We will decrease the Guaranteed Withdrawal Balance
                                            equal to the LESSER of:

                                              - the Guaranteed Withdrawal Balance immediately prior
                                              to the withdrawal minus the amount of the withdrawal;
                                              OR

                                              - the Guaranteed Withdrawal Balance immediately prior
                                              to the withdrawal multiplied by the Proportional
                                              Reduction Factor.

                                            2. We will decrease the Guaranteed Withdrawal Amount to
                                               equal the Guaranteed Withdrawal Amount immediately
                                               prior to the withdrawal multiplied by the
                                               Proportional Reduction Factor.

                                            3. We will decrease the Lifetime Income Base to equal
                                            the Lifetime Income Base immediately prior to the
                                               withdrawal multiplied by the Proportional Reduction
                                               Factor.

                                            THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR
                                            CONTRACT VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR
                                            CONTRACT VALUE IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                         THEN:
---                                         -----
You take an Excess Withdrawal on or after
  the Lifetime Income Date:                 1. We will decrease the Guaranteed Withdrawal Balance to
                                               equal the LESSER of:
                                              - the Guaranteed Withdrawal Balance immediately prior
                                              to the withdrawal minus the amount of the withdrawal;
                                              OR
                                              - the Guaranteed Withdrawal Balance immediately prior
                                              to the withdrawal multiplied by the Proportional
                                              Reduction Factor.
                                            2. We will decrease the Lifetime Income Base to equal
                                            the Lifetime Income Base immediately prior to the
                                               withdrawal multiplied by the Proportional Reduction
                                               Factor.
                                            3. We will decrease the Lifetime Income Amount to equal
                                            5% of the new Lifetime Income Base.

                                            THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR
                                            CONTRACT VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR
                                            CONTRACT VALUE IMMEDIATELY PRIOR THE WITHDRAWAL.

THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. THE GLWB RIDER IS NOT DESIGNED FOR TAKING EXCESS WITHDRAWALS. TAKING EXCESS WITHDRAWALS COULD HAVE NEGATIVE CONSEQUENCES:

    - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES AND NOT INCLUDING CORRESPONDING PPBS).

    - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

    - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE. If we receive a Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding PPB) (subject to a maximum limit of $5 million).

We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

    - the Guaranteed Withdrawal Amount immediately before the Purchase Payment;
     or

    - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE. If we receive a Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes and not including the corresponding
PPB) (subject to a maximum limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

PURCHASE PAYMENT LIMITATIONS.  Please note the following limits on Purchase
Payments:

    - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

    - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

    - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time. We do not include PPBs credited to your Contract Value when calculating any of these limits.

BONUS

A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

    - the 10th Contract Anniversary; or

    - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of $5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes and not including corresponding PPBs).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.

STEP-UP

If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

STEP-UP PERIOD. The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

STEP-UP DATES. During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (E.G., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

INCREASE IN GLWB RIDER CHARGE: If we Step-Up the Lifetime Income Base, we reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.

BENEFIT PHASE

The Contract enters the Benefit Phase IF:

    - the Contract Value is reduced to zero due to:

       - a Non-Excess Withdrawal; OR

       - poor market performance; OR

       - the assessment of Contract fees and charges, including the GLWB Rider charge

    - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

Note that the Contract will only be eligible to enter the Benefit Phase if:

    - In the case of GLWB Plus For One:

       1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

       2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); or

       3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

    - In the case of GLWB Plus For Two:

       1.  both Covered Persons live until the Benefit Phase Start Date; OR

       2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

       3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For Two).

NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES" in the Prospectus)

IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

    - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

    - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

       - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

       - the Guaranteed Withdrawal Balance.

    - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

    EXAMPLE:

    If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
       $20,100
       The Guaranteed Withdrawal Amount = $6,000
       Total Gross Withdrawals taken during the current Contract Year = $3,000, then

           The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The Guaranteed
           Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the

           Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 X $3,500 - 33 X $500) after the 34th payment. Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

    - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

    - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

    - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

    EXAMPLE:

    If:  The Guaranteed Withdrawal Balance on the Benefit Phase Start Date =
       $20,100
       The Lifetime Income Amount = $6,000
       Total Gross Withdrawals taken during the current Contract Year = $3,000, then

           The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The Guaranteed
           Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 X $3,500 - 33 X $500) after the 34th payment. If the
           Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

       NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the

       Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

    - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below

GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

    (A) = The Contract Value on the Valuation Date we receive due proof of death

    (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.

1) GLWB PLUS FOR ONE

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                         THEN:
---                                         -----
The Covered Person is the deceased Owner:     - We will pay the GLWB Rider Death Benefit instead of
                                              the standard death benefit or any optional death
                                              benefit you elected if the GLWB Rider Death Benefit is
                                              greater.
                                              - We will terminate the GLWB Rider on the Valuation
                                              Date we receive due proof of death.

The Covered Person is NOT the deceased        - We will NOT pay the GLWB Rider Death Benefit.
Owner:
  NOTE: THIS SITUATION CAN ONLY ARISE IF      - We will terminate the GLWB Rider on the Valuation
  JOINT OWNERS ARE NAMED ON THE DATE OF       Date we receive due proof of death.
  ISSUE.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                         THEN:
---                                         -----
The Covered Person is the deceased Owner,     - We will pay the GLWB Rider Death Benefit instead of
the Beneficiary is the deceased Owner's       the standard death benefit or any optional death
surviving spouse, and the Beneficiary         benefit you elected if the GLWB Rider Death Benefit is
chooses NOT to continue the Contract:         greater.
                                              - We will terminate the GLWB Rider on the Valuation
                                              Date we receive due proof of death.

The Covered Person is the deceased Owner,     - We will apply the GLWB Rider Death Benefit instead
the Beneficiary is the deceased Owner's       of the standard death benefit or any optional death
surviving spouse, and the Beneficiary         benefit you elected if the GLWB Rider Death Benefit is
chooses to continue the Contract:             greater.
                                              - We will terminate the GLWB Rider on the Valuation
                                              Date we receive due proof of death.

The Covered Person is the deceased Owner      - We will pay the GLWB Rider Death Benefit instead of
and the Beneficiary is NOT the deceased       the standard death benefit or any optional death
Owner's surviving spouse:                     benefit you elected if the GLWB Rider Death Benefit is
                                              greater.
                                              - We will terminate the GLWB Rider on the Valuation
                                              Date we receive due proof of death.

The Covered Person is NOT the deceased        - We will NOT apply the GLWB Rider Death Benefit.
Owner, the sole Beneficiary is the
deceased Owner's surviving spouse, and the    - We will NOT terminate the GLWB Rider--the Rider will
Beneficiary chooses to continue the           continue unchanged.
Contract:
  NOTE: THIS SITUATION CAN ONLY ARISE IF      - The surviving Owner may add or change any
  JOINT OWNERS ARE NAMED ON THE DATE OF       Beneficiary (spouse or non-spouse).
  ISSUE.

The Covered Person is NOT the deceased        - We will NOT pay the GLWB Rider Death Benefit.
Owner, the sole Beneficiary is the
deceased Owner's surviving spouse, and the    - We will terminate the GLWB Rider on the Valuation
Beneficiary chooses NOT to continue the       Date we receive due proof of death.
Contract:
  NOTE: THIS SITUATION CAN ONLY ARISE IF
  JOINT OWNERS ARE NAMED ON THE DATE OF
  ISSUE.

2) GLWB PLUS FOR TWO

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

    - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

       1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

       2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

    NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE
     DIED.

    - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects NOT to take the Contract death benefit as a lump sum, the following will apply:

IF:                                         THEN:
---                                         -----
The Covered Person is the deceased Owner      - We will pay the GLWB Rider Death Benefit instead of
and the Beneficiary is not the other          the standard death benefit or any optional death
Covered Person:                               benefit you elected if the GLWB Rider Death Benefit is
  NOTE: THIS SITUATION CAN ARISE ONLY IF      greater.
  BOTH OF THE COVERED PERSONS HAVE DIED.
                                              - We will terminate the GLWB Rider on the Valuation
                                              Date we receive due proof of death.

A Covered Person is the deceased Owner,       - We will NOT apply the GLWB Rider Death Benefit.
the Beneficiary is the deceased Owner's
surviving spouse (and the other Covered       - We will NOT terminate the GLWB Rider--the Rider will
Person), and the Beneficiary chooses to       continue unchanged.
continue the Contract:
  NOTE: THIS SITUATION CAN ARISE IF ONLY      - If the Beneficiary (who is the surviving spouse) was
  ONE OF THE COVERED PERSONS HAS DIED.        not an Owner of the Contract, the Beneficiary will
                                              become the new Owner and new Annuitant. The new or
                                              surviving Owner may add or change any Beneficiary
                                              (spouse or non-spouse).

A Covered Person is the deceased Owner,       - We will NOT pay the GLWB Rider Death Benefit.
the Beneficiary is the deceased Owner's
surviving spouse (and the other Covered       - We will terminate the GLWB Rider on the Valuation
Person), and the Beneficiary chooses NOT      Date we receive due proof of death.
to continue the Contract:
  NOTE: THIS SITUATION CAN ARISE IF ONLY
  ONE OF THE COVERED PERSONS HAS DIED.

In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.

GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime

Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.

ANNUITIZATION

On the Annuity Date, you must elect one of the following Options:

    Option 1:  Elect to surrender the Contract, and we will terminate the GLWB
               Rider and pay you the Withdrawal Value (see "WITHDRAWALS AND
               SURRENDERS DURING THE ACCUMULATION PERIOD" in the Prospectus);

    Option 2:  Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal Value as of the Annuity Date to an Annuity Option (see "ANNUITY PERIOD" in the
               Prospectus);

               If the Maximum Annuity Date has been reached, elect to apply your Withdrawal Value to the GLWB Rider annuitization option. Under the GLWB Rider annuitization option, we will pay you monthly Settlement
    Option 3:  Payments equal to the Lifetime Income Amount divided by twelve for the rest of the Covered Person's life (or the last surviving
               Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum Annuity Date. We will reduce the Guaranteed
               Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving
               Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly
               Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly
               Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

               NOTE: Total monthly Settlement Payments received on and after the Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Maximum Annuity Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For Two).

               NOTE: You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

               NOTE:  Under Qualified Contracts, we may make higher monthly
                      Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution.
                      In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

                      If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

EXAMPLE:

If:  The Contract has reached the Maximum Annuity Date

    The Withdrawal Value on the Maximum Annuity Date = $2,000
    The Guaranteed Withdrawal Balance on the Maximum Annuity Date = $17,100 The Lifetime Income Amount = $6,000
    You elect Option 3 above, then

    We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 X $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

Please consult your financial adviser as to which option is most appropriate for you.

Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

    - In the case of GLWB Plus For One:

       1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; OR

       2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); OR

       3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

    - In the case of GLWB Plus For Two:

       1.  both Covered Persons live until the Maximum Annuity Date; OR

       2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; OR

       3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.

LOANS

The Loan privilege described in the Contract is not available if you elected the GLWB Rider.

DIVORCE

In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

    - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

       1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

       2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

       3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

       4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

       5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

    After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

    - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

       - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

           - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

                                      OR:

           - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

       - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

       - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

    - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)  If the date of divorce occurs on or after the Benefit Phase Start Date:

    - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity Date:

    - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

OTHER PROVISIONS

If you elected the GLWB Rider, all other provisions of your Contract and the Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period" in the Prospectus.

TERMINATING THE GLWB RIDER

You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

    - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

    - the Annuity Date;

    - the Benefit Phase Start Date;

    - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

    - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

    - termination or surrender of the Contract.

Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.

MISSTATEMENT OF AGE

If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.

EXAMPLES

Please refer to Examples 1-3, below, for hypothetical examples that illustrate the benefits under the GLWB Rider.

FEDERAL TAX ISSUES

As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit

Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL" in the Prospectus)

The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.

LIFE EXPECTANCY DISTRIBUTIONS

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10),
Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above.)

GLWB RIDER--EXAMPLE #1

THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT

The values shown below assume that:

    - a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply;

    - the Covered Person (or oldest Covered Person in the case of GLWB Plus For
     Two) is exact age 55 on the Date of Issue;

    - an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered);

    - we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.

The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.

                                                       PURCHASE
                                                        PAYMENT                  HYPOTHETICAL   HYPOTHETICAL
                                                         (NOT                      CONTRACT       CONTRACT     GUARANTEED
                           CONTRACT   AGE OF COVERED   INCLUDING      GROSS      VALUE BEFORE   VALUE AFTER    WITHDRAWAL
LINE                         YEAR         PERSON         PPB)      WITHDRAWAL    TRANSACTION    TRANSACTION      BALANCE
----                       --------   --------------   ---------   -----------   ------------   ------------   -----------
(1)......................      1                 55    $100,000                    $      0       $104,000      $100,000
(2)......................      2                 56                                  95,000         95,000       100,000
(3)......................      3                 57                                 110,000        110,000       100,000
(4)......................      4                 58                                 117,500        117,500       100,000
(5)......................      4      Transaction #1     25,000                     110,000        136,000       125,000
(6)......................      5                 59                                 130,000        130,000       125,000
(7)......................      6                 60                                 115,000        115,000       125,000
(8)......................      7                 61                                 110,000        110,000       125,000
(9)......................      7      Transaction #2                 $ 6,250        118,750        112,500       118,750
(10).....................      8                 62                                 115,000        115,000       118,750
(11).....................      9                 63                                 117,500        117,500       118,750
(12).....................      9      Transaction #3                  10,000        125,000        115,000       108,750
(13).....................     10                 64                                 125,000        125,000       108,750
(14).....................     11                 65                                 135,000        135,000       108,750
(15).....................     12                 66                                 150,000        150,000       108,750
(16).....................     13                 67                                 135,000        135,000       108,750
(17).....................     13      Transaction #4                   7,500        122,500        115,000       101,250
(18).....................     14                 68                                 105,000        105,000       101,250
(19).....................     15                 69                                 110,000        110,000       101,250
(20).....................     16                 70                                  90,000         90,000       101,250
(21).....................     16      Transaction #5                  65,000         75,000         10,000        13,500
(22).....................     17                 71                                  10,500         10,500        13,500
(23).....................     17      Transaction #6                  11,000         11,000              0             0


                           LIFETIME   CONTRACT
                            INCOME    VALUE ON   LIFETIME   GUARANTEED    LIFETIME
                             BASE     STEP-UP     INCOME    WITHDRAWAL     INCOME
LINE                        BONUS       DATE       BASE       AMOUNT       AMOUNT
----                       --------   --------   --------   -----------   --------
(1)......................        na         na   $100,000     $5,000           na
(2)......................    $5,000         na    105,000      5,000           na
(3)......................     5,000         na    110,000      5,000           na
(4)......................     5,000   $117,500    117,500      5,000           na
(5)......................        na         na    142,500      6,250           na
(6)......................     6,250         na    148,750      6,250           na
(7)......................     6,250         na    155,000      6,250           na
(8)......................     6,250    110,000    161,250      6,250           na
(9)......................        na         na    155,000      6,250           na
(10).....................        na         na    155,000      6,250           na
(11).....................        na         na    155,000      6,250           na
(12).....................        na         na    142,600      5,750           na
(13).....................        na    125,000    142,600      5,750           na
(14).....................        na    135,000    142,600         na       $7,130
(15).....................        na    150,000    150,000         na        7,500
(16).....................        na    135,000    150,000         na        7,500
(17).....................        na         na    150,000         na        7,500
(18).....................        na    105,000    150,000         na        7,500
(19).....................        na    110,000    150,000         na        7,500
(20).....................        na     90,000    150,000         na        7,500
(21).....................        na         na     20,000         na        1,000
(22).....................        na     10,500     20,000         na        1,000
(23).....................        na         na          0         na            0

SETTING OF INITIAL AMOUNTS

Line (1) --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the PPB ($104,000 =
                  $100,000 + $4,000). The initial Guaranteed Withdrawal
                  Balance and Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding
                  PPB) (= $100,000). The Guaranteed Withdrawal Amount is set equal to the 5% of the Guaranteed Withdrawal Balance (5% X
                  $100,000 = $5,000). The Lifetime Income Amount is not calculated prior to the Lifetime Income Date.

DETERMINATION OF LIFETIME INCOME DATE

                  The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)         In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

                  The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract Anniversary immediately following the Contract Year in which the Covered
                  Person (or older original Covered Person in the case of GLWB
                  Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.

                  The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract
                  Year in which the Covered Person (or older original Covered
                  Person in the case of GLWB Plus For Two) reaches age 90.
                  During the Step-Up Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every
                  Contract Anniversary thereafter and the Lifetime Income
                  Date.

Line (2) Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
                  Purchase Payments (not including corresponding PPB's) (= 5%
                  X $100,000 = $5,000). The new Lifetime Income Base after the Bonus is equal to $105,000 (= $100,000 + $5,000). The
                  Guaranteed Withdrawal Amount does not change after a Bonus is applied.

Line (4)          The 3rd Contract Anniversary is a Step-Up Date and the
                  Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime
                  Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if a Step-Up applies.

Line (8)          The Contract Value ($110,000) is lower than the Lifetime
                  Income Base after the Bonus is applied
                  ($155,000 + $6,250 = $161,250) so the Lifetime Income Base
                  is not Stepped-Up.

Line (15)         The Contract Value ($150,000) is higher than the Lifetime
                  Income Base ($142,600) so the Lifetime Income Base is
                  Stepped-Up to equal the Contract Value. The Lifetime Income
                  Amount is increased to equal 5% of the new Lifetime Income
                  Base (= 5% X $150,000 = $7,500).

TRANSACTION #1--IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

Line (5)          --We increase the Guaranteed Withdrawal Balance and Lifetime
                  Income Base by the amount of an additional Purchase Payment
                  (not including the corresponding PPB) when we receive it.
                  The Guaranteed Withdrawal Balance after the additional
                  Purchase Payment is equal to $125,000 (=
                  $100,000 + $25,000). The Lifetime Income Base after the additional Purchase Payment equals $142,500 (=
                  $117,500 + $25,000).

                  --The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase
                  Payment. This is equal to $6,250 which is the greater of
                  (a) = $5,000 or (b) = 5% X $125,000 = $6,250.

TRANSACTION #2--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME
INCOME DATE

                  Prior to the Lifetime Income Date, the Guaranteed Withdrawal
                  Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
                  Withdrawal.

Line (9) A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross
                  Withdrawal is classified as a Non-Excess Withdrawal.
                  According to the terms of the GLWB Rider, amounts are adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:

                  --The new Guaranteed Withdrawal Balance equals the
                  Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)

                  --The new Lifetime Income Base is equal to the greater of
                  (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 -
                  $6,250 = $155,000 or (b) = $161,250 X ($112,500 /
                  $118,750) = $152,763

                  --There is no change to the Guaranteed Withdrawal Amount.

                  * The Proportional Reduction Factor is equal to the Contract
                  Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal
                  (= $112,500 / $118,750).

Line (9)          No future Bonuses will be applied to the Lifetime Income
                  Base after this withdrawal.

TRANSACTION #3--IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME
INCOME DATE

Line (12)         A Gross Withdrawal of $10,000 is taken in the middle of the
                  9th Contract Year. Since the Gross Withdrawal exceeds the
                  Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal
                  is classified as an Excess Withdrawal. According to the
                  terms of the GLWB Rider, amounts are adjusted for an Excess
                  Withdrawal taken prior to the Lifetime Income Date, as
                  follows:

                  --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
                  Factor*. This is equal to $108,750 which is the lesser of
                  (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 X
                  ($115,000 / $125,000) = $109,250

                  --The new Lifetime Income Base is equal to the Lifetime
                  Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 X ($115,000 /
                  $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal

                  --The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal Amount immediately prior to the withdrawal multiplied by the Proportional Reduction Factor
                  ($6,250 X ($115,000 / $125,000) = $5,750).

                  * The Proportional Reduction Factor is equal to the Contract
                  Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal
                  (= $115,000 / $125,000).

TRANSACTION #4--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER THE
LIFETIME INCOME DATE

                  On and after the Lifetime Income Date, the Lifetime Income
                  Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
                  Withdrawal.

Line (17)         A Gross Withdrawal of $7,500 is taken in the middle of the
                  13th Contract Year. Since the Gross Withdrawal does not
                  cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($7,500), the Gross
                  Withdrawal is classified as a Non-Excess Withdrawal.
                  According to the terms of the GLWB Rider, amounts are
                  adjusted for a Non-Excess Withdrawal taken on or after the
                  Lifetime Income Date, as follows:

                  --The new Guaranteed Withdrawal Balance equals the
                  Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)

                  --There is no change to the Lifetime Income Base

                  --There is no change to the Lifetime Income Amount.

TRANSACTION #5--IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME
INCOME DATE

Line (21)         A Gross Withdrawal of $65,000 is taken in the middle of the
                  16th Contract Year. Since the Gross Withdrawal exceeds the
                  Lifetime Income Amount ($7,500), the Gross Withdrawal is
                  classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess
                  Withdrawal taken on or after the Lifetime Income Date, as
                  follows:

                  --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
                  Factor*. This is equal to to $13,500 which is the lesser of
                  (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 X
                  ($10,000 / $75,000) = $13,500. Note that the Guaranteed
                  Withdrawal Balance decreases by more than the amount of the withdrawal

                  --The new Lifetime Income Base is equal to the Lifetime
                  Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor
                  ($150,000 X ($10,000 / $75,000) = $20,000). Note that
                  Lifetime Income Base decreases by more than the amount of the withdrawal

                  --The new Lifetime Income Amount is equal to 5% of the new
                  Lifetime Income Base (5% X $20,000 = $1,000).

                  * The Proportional Reduction Factor is equal to the Contract
                  Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6--IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT VALUE
TAKEN ON OR AFTER THE LIFETIME INCOME DATE

                  The Contract does not enter the Benefit Phase after this transaction because the Contract Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income
                  Amount all equal zero.

Line (23)         A Gross Withdrawal of $11,000 is taken in the middle of the
                  17th Contract Year. Since the Gross Withdrawal exceeds the
                  Lifetime Income Amount ($1,000), the Gross Withdrawal is
                  classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are adjusted for an Excess
                  Withdrawal taken on or after the Lifetime Income Date, as
                  follows:

                  --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction
                  Factor*. This is equal to to $0 which is the lesser of
                  (a) = $13,500 - $11,000 = $2,500 or (b) = $13,500 X ($0 /
                  $11,000) = $0

                  --The new Lifetime Income Base is equal to the Lifetime
                  Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to $0 (=
                  $20,000 X ($0 / $11,000))

                  --The new Lifetime Income Amount is equal to 5% of the new
                  Lifetime Income Base (5% X $0 = $0).

                  * The Proportional Reduction Factor is equal to the Contract
                  Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH
BENEFIT

                  The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.

                  The GLWB Rider Death Benefit is equal to the greater of
                  (a) or (b), less any premium taxes, where:

                  (a) = the Contract Value on the Valuation Date we receive due proof of death; and

                  (b) = the Guaranteed Withdrawal Balance on the Valuation
                  Date we receive due proof of death

Line (14)         If we were to receive due proof of death of an Owner's death on the 10th Contract Anniversary AND the GLWB Rider Death
                  Benefit is payable on such Owner's death in a situation
                  identified in the GLWB Rider:

                  --The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the Contract Value ($135,000) or
                  (b) the Guaranteed Withdrawal Balance ($108,750)

Line (20)         If we were to receive due proof of death of an Owner's death on the 15th Contract Anniversary AND the GLWB Rider Death
                  Benefit is payable on such Owner's death in a situation
                  identified in the GLWB Rider:

                  --The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the Contract Value ($90,000) or
                  (b) the Guaranteed Withdrawal Balance ($101,250).

GLWB RIDER--EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

    - a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply

    - the Covered Person (or oldest Covered Person in the case of GLWB Plus For
     Two) is exact age 55 on the Date of Issue

    - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date

    - Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.

                                             PURCHASE
                                              PAYMENT                                LIFETIME   CONTRACT
                                   AGE OF      (NOT      HYPOTHETICAL   GUARANTEED    INCOME    VALUE ON   LIFETIME   GUARANTEED
                       CONTRACT   COVERED    INCLUDING     CONTRACT     WITHDRAWAL     BASE     STEP-UP     INCOME    WITHDRAWAL
LINE                     YEAR      PERSON      PPB)         VALUE        BALANCE      BONUS       DATE       BASE       AMOUNT
----                   --------   --------   ---------   ------------   ----------   --------   --------   --------   ----------
(1)..................     l          55      $150,000      $156,000      $150,000       na           na    $150,000     $7,500
(2)..................     2          56                     127,000       142,500       na           na     142,500      7,500
(3)..................     3          57                     111,000       135,000       na           na     135,000      7,500
(4)..................     4          58                      95,000       127,500       na      $95,000     127,500      7,500
(6)..................     5          59                      67,000       120,000       na           na     120,000      7,500
(7)..................     6          60                      30,000       112,500       na           na     112,500      7,500
(8)..................     7          61                      18,000       105,000       na       18,000     105,000      7,500
(10).................     8          62                      11,000        97,500       na           na      97,500      7,500
(11).................     9                                   3,000        90,000       na           na          na         na
(12).................  Benefit Period Start Date
(13).................  Benefit Period Start Date + 1 Month
(14).................  Benefit Period Start Date + 2 Months
(15).................  etc


                       HYPOTHETICAL
                         CONTRACT                   MONTHLY     GUARANTEED
                       VALUE BEFORE     GROSS      SETTLEMENT   WITHDRAWAL
LINE                    WITHDRAWAL    WITHDRAWAL    PAYMENT      BALANCE
----                   ------------   ----------   ----------   ----------
(1)..................    $141,500       $7,500           na
(2)..................     119,000        7,500           na
(3)..................     103,000        7,500           na
(4)..................      81,000        7,500           na
(6)..................      48,500        7,500           na
(7)..................      24,000        7,500           na
(8)..................      14,500        7,500           na
(10).................      10,000        7,500           na
(11).................       2,300        2,300           na      $87,700
(12).................                                $5,825       81,875
(13).................                                   625       81,250
(14).................                                   625       80,625
(15).................

SETTING OF INITIAL AMOUNTS

Line (1) --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the PPB ($156,000 =
                  $150,000 + $6,000). The initial Guaranteed Withdrawal
                  Balance and Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding
                  PPB) (= $150,000). The Guaranteed Withdrawal Amount is set equal to the 5% of the Guaranteed Withdrawal Balance (5% X
                  $150,000 = $7,500). The Lifetime Income Amount is not calculated prior to the Lifetime Income Date so it is not shown above.

                  --In this example, the Lifetime Income Date would be the
                  first day of the 11th Contract Year (the Contract
                  Anniversary on or after the Covered Person (or oldest
                  Covered Person in the case of GLWB Plus for Two) reaches age
                  65)

BONUSES & STEP-UPS

Line (2) No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract
                  Year (no future Bonuses are applied to the Lifetime Income
                  Base after a withdrawal).

Line (4) The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
                  Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)         --A Gross Withdrawal of $2,300 is taken in the middle of the
                  9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not
                  cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($7,500). The
                  Guaranteed Withdrawal Balance is reduced by the amount of
                  the Gross Withdrawal ($90,000 - $2,300 = $87,700).

                  --The Contract enters the Benefit Phase because the Contract
                  Value has been reduced to zero due to a Non-Excess
                  Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The
                  GLWB Rider is terminated on the Benefit Phase Start Date;
                  the remaining Guaranteed Withdrawal Balance and Guaranteed
                  Withdrawal Amount are stored for use in the Benefit Phase.
                  All other GLWB Rider amounts cease to exist on the Benefit
                  Phase Start Date because the GLWB Rider is terminated.

Line (12)         --The remaining Guaranteed Withdrawal Balance immediately
                  following the final Gross Withdrawal is greater than $2,000.
                  Therefore, the first monthly Settlement Payment is equal
                  $5,825 which is the lesser of (a) the Guaranteed Withdrawal
                  Amount minus total Gross Withdrawals taken during the
                  current Contract Year plus the Guaranteed Withdrawal Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825)
                  or (b) the remaining Guaranteed Withdrawal Balance
                  ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining
                  Guaranteed Withdrawal Balance after the final Gross
                  Withdrawal minus the amount of the first monthly Settlement
                  Payment ($81,875 = $87,700 - $5,825).

                  --Note that the total amount received on the Benefit Phase
                  Start Date ($8,125) is equal to the amount of the final
                  Gross Withdrawal ($2,300) plus the first monthly Settlement
                  Payment ($5,825).

Line (15)         Monthly Settlement Payments will continue until the
                  Guaranteed Withdrawal Balance is reduced to zero. If the
                  Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will
                  continue to the Beneficiary until the Guaranteed Withdrawal
                  Balance is reduced to zero.

GLWB RIDER--EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

    - a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply;

    - the Covered Person (or oldest Covered Person in the case of GLWB Plus For
     Two) is exact age 68 on the Date of Issue;

    - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date;

    - Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.

                                             PURCHASE
                                              PAYMENT                                LIFETIME   CONTRACT
                                   AGE OF      (NOT      HYPOTHETICAL   GUARANTEED    INCOME    VALUE ON   LIFETIME   LIFETIME
                       CONTRACT   COVERED    INCLUDING     CONTRACT     WITHDRAWAL     BASE     STEP-UP     INCOME     INCOME
LINE                     YEAR      PERSON      PPB)         VALUE        BALANCE      BONUS       DATE       BASE      AMOUNT
----                   --------   --------   ---------   ------------   ----------   --------   --------   --------   --------
(1)..................     1          68      $120,000      $124,800      $120,000          na   $124,800   $124,800   $ 6,240
(2)..................     2          69                     122,000       113,760          na         na    124,800     6,240
(3)..................     3          70                     111,000       107,520          na         na    124,800     6,240
(4)..................     4          71                      95,000       101,280          na     95,000    124,800     6,240
(6)..................     5          72                      67,000        95,040          na         na    124,800     6,240
(7)..................     6          73                      30,000        88,800          na         na    124,800     6,240
(8)..................     7          74                      18,000        82,560          na     18,000    124,800     6,240
(10).................     8          75                      11,000        76,320          na         na    124,800     6,240
(11).................     9                                   4,000        70,080          na         na         na        na
(12).................  Benefit Period Start Date
(13).................  Benefit Period Start Date + 1 Month
(14).................  Benefit Period Start Date + 2 Months
(15).................  etc

                                                                  GUARANTEED
                                                                  WITHDRAWAL
                        HYPOTHETICAL                               BALANCE
                       CONTRACT VALUE                 MONTHLY     GUARANTEED
                           BEFORE         GROSS      SETTLEMENT   WITHDRAWAL
LINE                     WITHDRAWAL     WITHDRAWAL    PAYMENT      BALANCE
----                   --------------   ----------   ----------   ----------
(1)..................     $123,400        $6,240            na
(2)..................      116,500         6,240            na
(3)..................      103,000         6,240            na
(4)..................       81,000         6,240            na
(6)..................       48,500         6,240            na
(7)..................       24,000         6,240            na
(8)..................       14,500         6,240            na
(10).................       10,000         6,240            na
(11).................        3,800         3,800            na     $66,280
(12).................                     $2,960        63,320
(13).................                                      520      62,800
(14).................                                      520      62,280
(15).................

SETTING OF INITIAL AMOUNTS

Line (1) --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment plus the PPB ($124,800 =
                  $120,000 + $4,800). The initial Guaranteed Withdrawal
                  Balance and Lifetime Income Base are set equal to the initial Purchase Payment (not including the corresponding
                  PPB) of $120,000. In this example, the Lifetime Income Date is equal to the Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime
                  Income Date is a Step-Up Date and the Covered Person is within the Step-Up Period, the Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The
                  Contract Value ($124,800) is larger than the initial
                  Lifetime Income Base ($120,000), so the Lifetime Income Base is Stepped-Up to the Contract Value ($124,800). The Lifetime
                  Income Amount is set equal to the 5% of the Lifetime Income
                  Base (5% X $124,800 = $6,240). The Guaranteed Withdrawal
                  Amount is not calculated on or after the Lifetime Income
                  Date so it is not shown above.

BONUSES & STEP-UPS

Line (2) No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract
                  Year (no future Bonuses are applied to the Lifetime Income
                  Base after a withdrawal).

Line (4) The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
                  Base is not Stepped-Up.

BENEFIT PHASE START DATE

Line (11)         --A Gross Withdrawal of $3,800 is taken in the middle of the
                  9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not
                  cause total Gross Withdrawals taken during the Contract Year to exceed the Lifetime Income Amount ($6,240). The
                  Guaranteed Withdrawal Balance is reduced by the amount of
                  the Gross Withdrawal ($70,080 - $3,800 = $66,280).

                  --Contract enters the Benefit Phase because the Contract
                  Value has been reduced to zero due to a Non-Excess
                  Withdrawal and the Lifetime Income Amount is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining
                  Guaranteed Withdrawal Balance and Lifetime Income Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit Phase Start Date because the GLWB Rider is terminated.

Line (12)         --first monthly Settlement Payment is equal to the Lifetime
                  Income Amount minus total Gross Withdrawals taken during the current Contract Year plus the Lifetime Income Amount
                  divided by twelve. This is equal to $2,960 (= $6,240 -
                  $3,800 + $6,240 / 12). The remaining Guaranteed Withdrawal
                  Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal Balance after the final
                  Gross Withdrawal minus the amount of the first monthly
                  Settlement Payment ($63,320 = $66,280 - $2,960).

                  --Note that the total amount received on the Benefit Phase
                  Start Date ($6,760) is equal to the amount of the final
                  Gross Withdrawal ($3,800) plus the first monthly Settlement
                  Payment ($2,960).

Line (15)         Monthly Settlement Payments will continue until the Covered
                  Person dies (or the last surviving Covered Person dies in
                  the case of GLWB Plus for Two). If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero.